NUVEEN

Growth and Income
Mutual Funds



October 28, 1998

Prospectus

Designed to provide superior
equity market performance
with less risk.





[PHOTO APPEARS HERE]


Utility
Income Fund

                                              Prospectus dated October 28, 1998

                 FLAGSHIP UTILITY INCOME FUND(R)
Flagship Utility Income Fund(R) (the "Fund") is a diversified series of Flag-ship Admiral Funds Inc. (the "Corporation"), a series, open-end mutual fund. The Fund seeks to provide current income and long-term growth of income and capital for individual and corporate investors by investing primarily in the preferred and common stocks of companies in the public utilities industry. The Fund will seek capital appreciation as a secondary objective. No assurance can be given that the Fund will achieve its objective. The investment adviser for the Fund is Nuveen Advisory Corp. (the "Manager"), a registered investment ad-viser since 1976.


 TABLE OF CONTENTS               PAGE

 Fees and Expenses........................   2
 Financial Highlights.....................   3
 The Fund and Its Objective...............   4
 Investment Considerations and Risk
  Factors.................................   4
 How to Buy Shares........................   6
 How To Redeem Shares.....................   9
 Exchange and Reinvestment Privilege......  10
 Systematic Withdrawal Plan...............  11
 Direct Deposits..........................  11
 How Fund Shares Are Priced...............  11
 Taxes....................................  11
 Distributions and Yield..................  13
 About the Investment Manager.............  14
 About the Distributor....................  14
 General Information......................  15
 Custodian and Transfer Agent.............  16
 Counsel and Auditors.....................  16
 Additional Information...................  16
 Application..............................  17



This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please read and retain it for future reference.

A Statement of Additional Information dated October 28, 1998 containing addi-tional information about the Fund has been filed with the Securities and Ex-change Commission, and is hereby incorporated by reference into this Prospec-tus. A copy of the Statement of Additional Information can be obtained without charge by telephoning the Fund toll free at: 1-800-257-8787.

PROSPECTIVE SHAREHOLDERS SHOULD NOTE THAT THE FLAGSHIP UTILITY FUND INTENDS TO HOLD A SPECIAL SHAREHOLDER MEETING ON NOVEMBER 12, 1998. THE PURPOSE OF THE MEETING IS TO ASK SHAREHOLDERS TO APPROVE CHANGES IN THE FUND'S INVESTMENT POLICIES, INCLUDING A CHANGE PERMITTING THE FUND TO NO LONGER CONCENTRATE ITS PORTFOLIO OF SECURITIES IN THE UTILITY INDUSTRY; TO APPROVE INCREASES TO THE FUND'S DISTRIBUTION AND SERVICE (12B-1) FEES; AND TO APPROVE A REORGANIZATION OF THE FUND INTO A NEW SERIES OF A MASSACHUSETTS BUSINESS TRUST. CALL NUVEEN AT (800) 257-8787 FOR MORE INFORMATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK SELLING THE SHARES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. INVESTMENT RISKS INCLUDE POSSIBLE LOSS OF PRINCIPAL. THE VALUE OF THE INVESTMENT AND ITS RETURN WILL FLUCTUATE AND ARE NOT GUARANTEED. WHEN SOLD, THE VALUE OF THE INVESTMENT MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED.

 FEES AND EXPENSES


                                            CLASS A  CLASS B   CLASS C    CLASS R
                                            SHARES  SHARES(A)  SHARES    SHARES(A)
----------------------------------------------------------------------------------
   Shareholder Transaction Expenses
    Maximum Front End Sales Charge
    Imposed on Purchase                      4.20%    None      None       None
    Maximum CDSC Imposed on Redemptions      None     5.0%(b)   1.00%(c)   None
    Maximum Sales Charge Imposed on
    Reinvested Dividend                      None     None      None       None
    Redemption Fee                           None     None      None       None
    Exchange Fee                             None     None      None       None
   Annual Fund Operating Expenses As a
   Percentage of Average Net Assets After
   Fee Waiver & Reimbursement Arrangements
    Management Fee
    (See "About the Investment Manager")      .50%     .50%      .50%      .50%
    12b-1 Fee (See "About the Distribu-
    tor")                                     .20%     .95%(d)   .75%(e)   None
    Other Expenses                            .64%     .64%      .64%      .64%
    Total Fund Operating Expenses            1.34%    2.09%     1.89%      1.14%
   Total Fund Operating Expenses Without
    Waiver or Reimbursement                  1.35%    2.10%     1.90%      1.15%

 Percentage based on actual fees incurred from the previous fiscal year. Class B and Class C Shares are sold without a front-end sales charge but their 12b-1 fees may cause long-term stockholders to pay more than the economic equivalent of the maximum permitted front-end sales charge.
 (a) These amounts are based on estimates.
 (b) No initial sales load; contingent deferred sales charge of 5% declining to 1% in the 6th year if redeemed. Class B expenses in years 9 through 10 are based on Class A expenses, because the shares automatically convert to Class A after 8 years. If you did not redeem, the example of expenses would be $39, $31 and $11 less in years 1, 3 and 5 respectively.
 (c) No initial sales charge; 1% contingent deferred sales charge if redeemed within 1 year of purchase.
 (d) Of this amount, 0.75% is an asset based sales charge and 0.20% is a service fee.
 (e) Of this amount, 0.55% is an asset based sales charge and 0.20% is a service fee.

EXAMPLE OF EXPENSES
An investor in the Fund would pay the following dollar amount of expenses on a $1,000 investment assuming: (1) 5% annual return and (2) Redemption at the end of each period.

                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
--------------------------------------------------------------------------------------------
   Class A Shares         $55                 $83                $112                 $196
   Class B Shares         $61                 $97                $124                 $223
   Class C Shares         $19                 $59                $102                 $221
   Class R Shares         $12                 $36                $ 63                 $139

The preceding fee tables are provided to assist investors in understanding the various costs and expenses which may directly or indirectly be incurred as a result of an investment in the Fund. The rules of the Securities and Exchange Commission ("SEC") require that the Fund's maximum sales charge be reflected in the fee table. As indicated in the expense table, the Fund utilizes a de-clining sales charge for Class A Shares, a contingent deferred sales load ("CDSC") for Class B and Class C Shares and a no-fee, no-charge struc-ture for institutional investors for Class R Shares. Class R Shares are sub-ject to a minimum purchase requirement of $1,000,000. Long-term Class B and Class C stockholders could pay more than the economic equivalent of the maxi-mum front-end sales charges for Class A Shares. Class B Shares automatically convert to Class A Shares after eight years. The Fund's 12b-1 plan and manage-ment fee are more fully described herein. These expenses should not be consid-ered a representation of actual past or future expenses, as actual expenses may be greater or less than those shown.

                                    -- 2 --

 FINANCIAL HIGHLIGHTS


The following information was derived from financial highlights audited by Ar-thur Andersen LLP, independent public accountants. Their report on the finan-cial statements appears in the Statement of Additional Information.

PER SHARE INCOME AND CAPITAL CHANGES
The following table provides per share income and capital changes for a share of capital stock of the Flagship Basic Value Fund outstanding from July 1, 1988 to June 30, 1991, and of Class A Shares of the Flagship Utility Income Fund ("Utility Fund") from July 1, 1991 to June 30, 1998, and of Class C Shares of the Utility Fund from July 6, 1993 to June 30, 1998. Class B and Class R Shares were not offered to the public during the fiscal year. On June 4, 1992 the stockholders of the Flagship Basic Value Fund approved a change in the fundamental investment objective and policies of the Fund described in this Prospectus. As a result of the fundamental change in the Fund, the finan-cial information below is primarily of historical value and has only limited relevance to the Fund's current operations and performance as a utility fund.

                            INCOME FROM
                       INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
   ------------------------------------------------------------------------------
                                                TOTAL
                                                FROM              DISTRI-
             NET ASSET    NET    NET REALIZED  INVEST- DIVIDENDS  BUTIONS
               VALUE    INVEST-  & UNREALIZED   MENT    FROM NET   FROM    TOTAL  NET ASSET
 YEAR ENDED  BEGINNING   MENT     GAINS (LOSS) OPERA-  INVESTMENT CAPITAL DISTRI- VALUE END   TOTAL
  JUNE 30,   OF PERIOD INCOME(B) ON SECURITIES  TIONS    INCOME    GAINS  BUTIONS OF PERIOD RETURN(D)
-----------------------------------------------------------------------------------------------------
 Class A
 1989         $12.35     $1.06      $(1.27)     $(.21)   $ .97       --    $ .97   $11.17   (1.70)%
 1990          11.17       .80        (.50)       .30     1.02       --     1.02    10.45    2.56
 1991          10.45       .76        (.88)      (.12)     .82       --      .82     9.51   (1.14)
 1992           9.51       .67         .69       1.36      .69       --      .69    10.18   14.69
 1993**        10.18       .67         .86       1.53      .67       --      .67    11.04   15.86
 1994          11.04       .63       (1.34)      (.71)     .64       --      .64     9.69   (6.83)
 1995           9.69       .64         .55       1.19      .64       --      .64    10.24   12.73
 1996          10.24       .64         .85       1.49      .64       --      .64    11.09   14.82
 1997          11.09       .66         .40       1.06      .64       --      .64    11.51    9.89
 1998          11.51       .61        1.57       2.18      .63       --      .63    13.06   19.32
 Class C
 1994(a)       11.05       .59       (1.39)      (.80)     .56       --      .56     9.69   (7.52)*
 1995           9.69       .59         .55       1.14      .59       --      .59    10.24   12.14
 1996          10.24       .58         .84       1.42      .58       --      .58    11.08   14.15
 1997          11.08       .61         .38        .99      .58       --      .58    11.49    9.25
 1998          11.49       .55        1.56       2.11      .57       --      .57    13.03   18.65

                         RATIOS/SUPPLEMENTAL DATA
             --------------------------------------------------
                                   RATIO OF
                        RATIO OF     NET
                        EXPENSES  INVESTMENT           AVERAGE
             NET ASSETS    TO     INCOME TO             COM-
               END OF    AVERAGE   AVERAGE   PORTFOLIO MISSION
 YEAR ENDED    PERIOD      NET       NET     TURNOVER   RATE
  JUNE 30,    (000'S)   ASSETS(B) ASSETS(B)   RATE(C)  PAID(E)
---------------------------------------------------------------
 Class A
 1989         $32,692     1.23%      9.03%    120.45%      --
 1990          16,934     1.21       7.29     148.46       --
 1991          12,830     1.48       7.79     116.16       --
 1992           6,050     1.42       6.72      58.50       --
 1993**        32,819     1.03       6.31     154.12       --
 1994          26,921      .94       5.92     193.14       --
 1995          25,000     1.00       6.52     158.55       --
 1996          25,010      .98       5.82     115.30   $.0640
 1997          20,157      .98       5.97     127.89    .0633
 1998          20,013     1.34       4.93     101.00    .0637
 Class C
 1994(a)        5,129     1.46*      5.69*    193.14       --
 1995           5,501     1.54       6.01     158.55       --
 1996           6,302     1.52       5.27     115.30    .0640
 1997           5,555     1.53       5.47     127.89    .0633
 1998           5,707     1.89       4.39     101.00    .0637

(a) Commencement of investment operations.
(b) After waiver of certain management fees or reimbursements of expenses, if applicable, by Flagship Financial, predecessor to Nuveen Advisory.
(c) Annualization is not appropriate.
(d) The total returns shown do not include the effects of front-end or contingent deferred sales loads and are annualized in first year after commencement of investment operations.
(e) Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities. Disclosure was not required prior to June 30, 1996.
* Annualized
**Note: All amounts have been adjusted for a 3-for-1 stock split which occurred on July 1, 1992.

The Fund's annual report for the most recent fiscal year includes a discussion of fund performance. It is available upon request and without charge.


                                    -- 3 --

 THE FUND AND ITS OBJECTIVE


The Fund is a professionally managed, diversified series of an open-end in-vestment company. The Fund's objective is to seek "current income and long-term growth of income and capital." To the extent consistent with the primary investment objective, the Fund will seek capital appreciation as a secondary objective. The Fund will also seek to maximize the amount of its qualifying dividend income under Federal income tax laws. Under current Federal income tax laws, qualifying dividends paid by the Fund will qualify for the 70% divi-dends-received deduction for corporations. The Fund's investment objectives are fundamental and cannot be changed without authorization by a vote of a ma-jority of the outstanding shares of the Fund.

To accomplish its objective, the Fund intends to invest at least 65% of its total assets in the securities, including preferred and common stock, of com-panies in the public utilities industry, including companies principally en-gaged in the production, transmission or distribution of electric energy, gas, water or communications services such as telephone or telecommunications serv-ices, or in solid waste disposal. The Fund also may seek to enhance its return by selling options on portfolio securities. However, the income generated from such options would not qualify for the 70% dividends-received deduction.

The Manager will continuously monitor the issuers of securities in which the Fund is likely to invest and will diversify the Fund's portfolio among issues that the Manager believes will best accomplish the Fund's objective. As to preferred and debt securities, the Fund will limit its holdings to issues rat-ed, at the time of purchase, as investment grade by either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group(R) ("S&P"), Duff and Phelp ("D&P"), or Fitch Investors Service ("Fitch") respectively or other issues believed by the Manager to be of at least comparable quality.

THE UTILITIES INDUSTRY
As a fundamental policy, the Fund will concentrate its investments with at least 65% of its total assets invested in companies in the public utilities industry. As a result of this concentration policy, the Fund's performance will depend in part on conditions in the public utilities industry. Utility stocks have traditionally been popular among more conservative investors, be-cause they have generally paid above-average dividends. However, utility stocks can still be affected by the risks of the stock market, as well as by special factors specific to public utility companies.

Rates of return of utility companies generally are subject to review and limi-tation by state public utilities commissions and tend to fluctuate with mar-ginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

 INVESTMENT CONSIDERATIONS AND RISK FACTORS


INVESTMENT RISKS
Utility companies in the United States are generally subject to substantial regulation intended to ensure appropriate standards of review and adequate ca-pacity to meet public demand. The nature of regulation in the utility indus-tries continues to evolve in the United States. Although certain companies may develop more profitable opportunities, others may be forced to defend their core business and may be less profitable. Electric utility companies have his-torically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings, costs associated with compliance with environmental, nuclear facility and other safety regula-tions and changes in the regulatory climate. Increased scrutiny of electric utilities might result in higher costs and higher capital expenditures, with the risk that regulators might disallow inclusion of these costs in rate au-thorizations. Increasing competition due to past regulatory changes in the telephone communications industry continue, and whereas certain companies have benefited, many companies may be adversely affected in the future. Gas trans-mission companies and gas distribution companies continue to undergo signifi-cant changes as well. Many companies have diversified into oil and gas explo-ration and development, making returns more sensitive to energy prices. In ad-dition, several large suppliers have recently suffered financial difficulties, partly as a result of being locked into long-term fixed-price contracts. Water supply utilities are in an industry that is highly fragmented due to local ownership and generally the companies are more mature and are experiencing little or no per capita volume growth. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. The telephone and telecommunications industry, while undergoing rapid growth in some segments, is also subject to regulatory changes and numerous competitive pressures as technologies are de-veloped. It also requires substantial capital for new technology. Under market conditions that are unfavorable to the public utilities industry, the Fund may temporarily significantly reduce its investment in that industry. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid changes, which may affect utility companies independently from the stock market as a whole.

BORROWING
The Fund may borrow from time to time on a temporary basis in amounts up to 25% of its net assets. Such borrowings are called leverage, and while they provide opportunity for greater returns than if borrowing had not occurred, to the extent the interest on the borrowings exceeds the interest on dividends received, there is a risk that the income to the Fund will be less than if the borrowing had not been made. To the extent the Fund invests the proceeds from borrowings in equity or fixed income securities, the net

                                    -- 4 --
asset value of the Fund may appreciate or depreciate more rapidly than a fund that does not utilize leverage. The Manager will only cause the Fund to borrow when there is an expectation it will benefit the Fund. Borrowing by the Fund would cause a pro rata portion of the dividends-received deduction with re-spect to the Fund's dividends to be disallowed. Accordingly, the Fund does not intend to borrow to any significant extent.

RESTRICTED SECURITIES
The Fund may invest up to 10% of its assets (valued at the purchase date) in illiquid securities, including securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements in excess of seven days. Under guidelines adopted by the SEC, the Manager is permitted to deter-mine whether certain securities are liquid pursuant to procedures approved by the Fund's Board of Directors. Due to the less liquid nature of restricted se-curities, if the Fund were forced to sell such securities, it might have to do so at a disadvantageous price.

HEDGING
In order to hedge the risks of equity market and interest rate changes, the Fund may utilize various publicly or privately traded instruments including options, futures contracts or options on futures contracts or stock or finan-cial index options or futures thereon. The range of permissible hedging activ-ities may well change over time as new instruments are created or regulatory changes occur. In addition, the Fund may utilize such contracts or options as a means of increasing the yield and/or total return of the Fund's portfolio. Such trading strategies are a generally accepted part of portfolio management engaged in by many mutual funds. The Fund's use of futures and options on futures would in all cases be consistent with applicable regulatory require-ments and in particular, the rules and regulations of the Commodity Futures Trading Commission with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Ex-change Act and any applicable state laws. Hedging instruments have risks asso-ciated with them including possible failure of delivery, illiquidity and mar-ket risks.

RISKS
In addition to the risks described above, the use of options and futures transactions for hedging purposes entails certain other risks. In particular, the variable degree of correlation between price movement of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the Fund's position. In addi-tion, futures transactions markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund might not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to mini-mize the risk of loss due to the decline in the value of the hedged portion, at the same time they tend to limit any potential gain which might result from an increase in value of such position. The ability of the Fund to hedge suc-cessfully would depend on the Manager's ability to forecast pertinent market movements, which cannot be assured. Furthermore, the Fund's holding period in its portfolio assets could be suspended during the period in which risks were hedged. As described below in "Taxes--Dividends," the Fund must satisfy cer-tain holding period requirements to be eligible for the dividends-received de-duction. Finally, the daily deposit requirements in futures contracts would create an ongoing greater potential financial risk than would purchases of op-tions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions would reduce net asset value.

QUALITY
The Fund will invest in preferred stocks and debt obligations which are rated at the date of purchase as investment grade, which means that such securities will be rated no lower than Baa by Moody's or BBB by S&P or BBB by D&P, or BBB by Fitch. Securities rated Baa by Moody's, BBB by S&P or Fitch or D&P gener-ally are regarded as having an adequate capacity to pay interest and repay principal. However, such securities lack outstanding investment characteris-tics and in fact have speculative characteristics as well. Generally, the Fund will not invest in securities rated lower than Baa by Moody's or BBB by S&P, or Fitch, or D&P, respectively, but may do so if the Manager believes the fi-nancial condition of the issuer or other available protections reduce the risk to the Fund. For example, the Fund may invest in such a security if the Man-ager believes the issuer's assets are sufficient to insure that the issuer can repay its outstanding obligations. The Fund will not invest more than 5% of its assets in securities rated below investment grade. The Fund may also in-vest in unrated securities if the Manager determines that such securities present attractive investment opportunities and are of comparable quality to the other securities in which the Fund may invest.

OTHER POLICIES
Among other things, the Fund may not make loans (other than repurchase agree-ments), except to the extent the purchase of debt obligations of any type are considered loans, and except that the Fund may lend portfolio securities, not exceeding 5% of the value of its assets, pursuant to SEC requirements and the exchanges on which such securities are traded; issue securities senior to its stock; or invest more than 5% of the value of its assets in repurchase agree-ments or when-issued or delayed delivery transactions.
                                    -- 5 --

 HOW TO BUY SHARES


CONTINUOUS OFFERING
Shares of the Fund are sold in a continuous offering at the public offering price, which is equal to the net asset value per share next determined after a purchase order is received by the Fund (see "How Fund Shares are Priced") plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A Shares) or (ii) on a contingent deferred basis (Class B and Class C Shares). The Class R Shares are designed for institu-tional investors, with a minimum initial investment of $1,000,000. The Class R Shares are sold at net asset value with no front-end sales load, no contingent deferred sales charge and no Rule 12b-1 charge. When placing purchase orders, investors should specify whether the order is for Class A, Class B, Class C, or Class R Shares. All purchase orders that fail to specify a Class will auto-matically be invested in Class A Shares. Purchases may be made as described below under "Purchase Through Dealers" and "Purchase by Check." The Fund re-serves the right to reject any order for shares.

CLASSES OF SHARES
Four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Class R Shares, are authorized for the Fund. They are described fully in the SAI. The following table shows the total sales charges or underwriting dis-counts and dealer concessions for each amount.

CLASS A SHARES

                                  TOTAL SALES
                                     CHARGE
                            -------------------------------------------------
                                                                DEALER CONCESSION OR AGENCY
         SIZE OF TRANSACTION     PERCENTAGE OF   PERCENTAGE OF   COMMISSION AS PERCENTAGE
       AT PUBLIC OFFERING PRICE  OFFERING PRICE NET ASSET VALUE      OF OFFERING PRICE
-------------------------------------------------------------------------------

      Less than
       $50,000                        4.20%          4.38%                 3.70%
      $50,000 to
       $100,000                       4.00           4.18                  3.50
      $100,000 to
       $250,000                       3.50           3.65                  3.00
      $250,000 to
       $500,000                       2.50           2.61                  2.00
      $500,000 to
       $1,000,000                     2.00           2.09                  1.50
      $1,000,000
       and over                         --             --                    --*


  *A CDSC may be imposed as described below.

  No sales charge will be assessed on purchases by stockholders who owned shares of the Fund on June 4, 1992.


Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A Shares of the Fund for purchases aggregating $1 million or more. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a Class A contingent deferred sales charge ("CDSC") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of ei-ther (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less.

CLASS B SHARES
Class B Shares are offered at net asset value, without an initial sales charge, subject to a continuing 0.95% annual distribution fee. Class B Shares are subject to a declining contingent deferred sales charge ("CDSC") if you redeem your shares within six years from the purchase date. This CDSC charge is 5%, 4%, 4%, 3%, 2% and 1% for years one through six. Class B Shares auto-matically convert to Class A Shares at the end of eight years. The conversion is based on the relative net asset value of the two classes, and no sales charge or other charge is imposed.

The Distributor pays a 0.20% service fee to dealers in advance for the first year upon the sale of Class B Shares. After the shares have been held for a year, the Distributor pays the fee monthly. In addition, the Distributor pays sales commission of 3.80% of the purchase price to dealers from its own re-sources at the time of sale.

CLASS C SHARES
Class C Shares are offered at net asset value, without initial sales charge, subject to a continuing 0.75% annual distribution fee (of which .55% is an as-set based sales charge and .20% is a service fee) and a CDSC of 1% if redeemed within one year of the purchase date. The first year of the annual distribu-tion fee is paid to the Distributor, and in subsequent years 0.55% is paid to the dealer and 0.20% is paid to the Distributor.

CLASS R SHARES
You may purchase Class R Shares with monies representing dividends and capital gain distributions on Class R Shares of the Fund. Also, you may purchase Class R Shares if you are within the following specified categories of investors who are also eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, current and former directors of the Fund; bona fide, full-time and retired employees of John Nuveen & Co. Incorporated, and subsidiar-
                                    -- 6 --
ies thereof, or their immediate family members; any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidi-aries or bank affiliates; and bank or broker-affiliated trust departments; persons investing $2.5 million or more in Class R Shares; and clients of in-vestment advisers, financial planners or other financial intermediaries that charge periodic or asset-based "wrap" fees for their services.

If you are eligible to purchase either Class R Shares or Class A Shares with-out a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual distribution fee to compensate John Nuveen & Co. Incorporated (the "Distribu-tor") for distribution costs associated with the Fund and to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or lev-els of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefit of the services to be pro-vided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

The minimum purchase required to open an account in the Fund is $3,000. For investments by Individual Retirement Accounts or Keogh accounts, the minimum initial purchase is $1,000. Additional purchases of $50 or more may be made at any time. Any order in an amount of $1,000,000 or more must be for Class A or Class R Shares. The Fund executes purchase orders immediately prior to decla-ration of the daily dividend as of the close of business on the day the order is received. Payments by wire will begin to earn dividends on the business day that the Fund's custodian bank receives payment for your shares. All other forms of payment will begin to earn dividends on the subsequent business day. When you redeem shares, you will continue to receive dividends up to, but not including, payment date. See "How to Redeem Shares" and "Distributions and Yield." Because dividends do not begin until payment is received, you should request your dealer to forward payment promptly. To the extent your securities account or bank account is charged for your purchase before the Fund receives funds, your dealer or bank may be earning interest on your funds.

At various times the Distributor may implement programs whereby a dealer's sales force may be eligible for nominal awards or whereby the Distributor will reallow to any dealer that sponsors sales programs conforming to criteria es-tablished by the Distributor up to an additional 0.50% of the sales generated by the dealer (but never, together with the commission, more than the total sales charge) at the public offering price during such program (see "About the Distributor" below). These programs will not affect the price investors pay for shares or the amount that the Fund will receive from such sale. A sales-person and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling one particular class of shares over another. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, contact your dealer or the Distributor. Where a dealer receives the total sales charge, such dealer may be deemed to be an underwriter.

PURCHASE THROUGH DEALERS
To purchase shares through a dealer, you should request your dealer to trans-mit an order to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Sta-tion, New York, NY 10274-5186 for the appropriate number of shares and make arrangements with your dealer to transmit funds for the purchase. Your dealer may require you to fill out an Application Form or similar application.

The public offering price is based on net asset value and includes the appli-cable sales charge. Because the Fund determines net asset value for each se-ries daily as of the close of the regular trading session (normally 4:00 p.m. New York time) on the New York Stock Exchange on each day that the Exchange is open for trading, your dealer must transmit your order to the Fund prior to such time in order for your order to be executed at the public offering price based on the net asset value to be determined that day. Any change in price due to the failure of the Fund to receive an order prior to the close of the Exchange must be settled between you and your dealer. Similarly, if your dealer fails to provide timely payment (normally three business days after the order is received), the Distributor may sell the shares to other investors at the then current offering price. If the Distributor does so, the dealer will be responsible to the Distributor for any loss which the Distributor incurs in connection with the transaction, and you must settle with your dealer your rights to shares at the price on the day you ordered them.

PURCHASE BY CHECK
To purchase shares by check, please mail the amount you wish to invest and, in the case of a new account, a completed Application Form to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Checks should be made payable to Flagship Utility Income Fund. Orders will be priced at the public offering price based on the net asset value (including the applicable sales charge) next determined after the order is received and will be executed on the day the check is received. All purchases made by check should be in U.S. dollars. Third-party checks will not be accepted.

FUND-DIRECT--ELECTRONIC FUNDS TRANSFER
You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account appli-cation. If you need additional copies of the form, or would like assistance in completing it, contact your financial adviser or call Nuveen at (800) 257-8787. You may request Fund Direct transfers to quickly and conveniently pur-chase or sell shares by tele-
                                    -- 7 --
phone, systematically invest or withdraw funds, or send dividend payments di-rectly to your bank account.

If you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be wired directly to your bank account. While you will generally receive your redemption pro-ceeds more quickly than a regular telephone redemption, the fund may charge you a fee for this expedited service.

SYSTEMATIC INVESTMENT PLAN
Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see Fund Di-rect above), or directly from your paycheck. To invest regularly from your bank account, simply complete the appropriate section of the account applica-tion. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen at (800) 257-8787.

GENERAL
All funds will be fully invested in full and fractional shares. The issuance of shares is recorded on the books of the Fund, and, to avoid additional oper-ating costs and for investor convenience, share certificates will not be is-sued, except by special arrangement. The Fund's transfer agent will send to each stockholder of record a confirmation of each purchase and redemption transaction (including the aggregate number of shares owned after such trans-action) by such stockholder and a quarterly statement summarizing purchases, redemptions and dividend accruals and distributions in the account during the prior months.

REDUCED SALES CHARGES
During the continuous offering, the Distributor will offer several reduced sales charge programs as described below.

1. CUMULATIVE PURCHASE DISCOUNT (CLASS A SHARES ONLY)
You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund, if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Nuveen Mutual Fund, or units of a Nuveen unit trust, on which an up front sales charge or ongoing distribution fee is imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

2. LETTER OF INTENT (CLASS A SHARES ONLY)
A stockholder may also qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) a signed, non-binding letter of intent to invest, during a 13-month period, an amount sufficient to qualify for a reduced sales charge. A single letter may be used for spouses, their children and parents or any sin-gle trust estate or other fiduciary account. All investments in the Fund or any other mutual fund distributed by the Distributor which is sold with a sales charge count toward the indicated goal. Once the Distributor receives the required letter of intent, it will apply to qualifying purchases within the 13-month period the sales charge that would be applicable to a single pur-chase of the total amount indicated in the letter. During the period covered by the letter of intent, 5% of the shares purchased will be restricted until the stated goal is reached. If the intended purchase program is not completed within the 13-month period, the sales charge will be adjusted upward as appro-priate and a sufficient number of restricted shares will be redeemed by the Fund if the stockholder does not pay the increased sales charge.

3. BROKER/DEALER AND NUVEEN EMPLOYEES
In view of the reduction of distribution expenses associated with sales of the Fund's shares to registered representatives and full-time employees of broker/dealers who have signed Selling Agreements with the Distributor, such individuals are permitted to purchase shares of the Fund at net asset value for their personal accounts. The purchaser must certify to the Fund that cer-tain qualifications have been met and agree to certain restrictions (such as an investment letter) in order to take advantage of this program. For similar reasons, shares of the Fund may be purchased at net asset value and in amounts less than the minimum purchase price by officers, directors and full-time em-ployees of the Fund, the Distributor and the Manager. For this purpose, the terms "registered representatives of broker/dealers who have signed Dealer Agreements with the Distributor", "officers", "directors" and "employees" in-clude such persons' spouses, children and parents, as well as the trustee or custodian of any qualified pension or profit sharing plan or IRA established for the benefit of such officer, director, employee, spouse, child or parent.

4. GROUP PURCHASES (CLASS A SHARES ONLY)
Members of a qualified group may purchase shares of the Fund at a reduced sales charge applicable to the group as a whole, if such purchases are made in an amount and manner acceptable to the Fund. The sales charge, if any, is based on the aggregate dollar value of shares purchased and still owned by the group, plus the current purchase amount. Members of a qualified group may pur-chase shares at net asset value (without sales charge) where the amount in-vested is documented to the Fund to be proceeds from distributions of a unit investment trust. Shares of the Fund may be purchased at net asset value (without sales charge) by tax-qualified employee benefit plans and by trust companies and bank trust departments for funds over which they exercise exclu-sive discretionary investment authority for which they charge customary fees and which are held in a fiduciary, agency, advisory, custodial or similar ca-pacity.
                                    -- 8 --

A "qualified group" is one which (i) has previously been in existence, (ii) has a primary purpose other than acquiring Fund shares at a discount and (iii) satisfies investment criteria described in the Prospectus which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members and must agree to comply with certain administrative requirements relating to its group purchases.

Under such purchase plans, subsequent investments will continue until such time as the investor notifies his group to discontinue further investments. There may be a delay between the time a member's funds are received by the group and the time the money reaches the Fund because of a qualified group's remittance procedures. Unless otherwise noted above, the investment in the Fund will be made at the public offering price based on net asset value deter-mined on the day that the funds are received in proper form by the Fund.

5. REDEMPTIONS FROM UNRELATED FUNDS
Shares of the Fund may be purchased at net asset value where the amount in-vested is documented in the Fund to be proceeds from the redemption (within sixty days of the purchase of Fund shares) of shares of unrelated investment companies on which the investor has paid initial or contingent deferred sales charges, or is no longer subject to a CDSC.

6. WRAP FEE ACCOUNTS (CLASS A OR CLASS R SHARES ONLY)
Shares of the Fund may be purchased at net asset value by broker/dealers on behalf of wrap fee client accounts for which the broker/dealer charges a fee and performs advisory, custodial, recordkeeping or other services.

7. WAIVER OF CDSC
For purchases of Class A Shares in amounts over $1,000,000, the contingent de-ferred sales charge may be waived for purchases through a broker/dealer that waives its commission.

8. REINVESTMENT FROM NUVEEN DEFINED PORTFOLIOS
Class A Shares may be purchased at net asset value by reinvestment of distri-butions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvest-ment purchases.

LETTER OF INTENT ESCROW PROVISION (CLASS A SHARES ONLY)
It is understood that 5% of the dollar amount checked on the application will be held in a special escrow account. These shares will be held by the escrow agent subject to the terms of the escrow. All dividends and capital gains dis-tributions on the escrowed shares will be credited to the stockholder's ac-count in shares. If the total purchases, less redemptions by the stockholder, his spouse, children and parents, equal the amount specified under this Let-ter, the shares held in escrow will be deposited to the stockholder's open ac-count or delivered to the stockholder or to his order. If the total purchases, less redemptions, exceed the amount specified under this Letter and an amount which would qualify for a further quantity discount, a retroactive price ad-justment will be made by the Distributor and the dealer through whom purchases were made pursuant to this Letter of Intent (to reflect such further quantity discount). The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase of the dollar amount of the total purchases. If the total purchases less redemptions are less than the amount specified under this Letter, the stockholder will remit to the Distributor an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such pur-chases had been made at a single time. Upon such remittance the shares held for the stockholder's account will be deposited to his account or delivered to him or to his order. If within 20 days after written request by the Distribu-tor such difference in sales charge is not paid, the Distributor is hereby au-thorized to redeem an appropriate number of shares to realize such difference. The Distributor is hereby irrevocably constituted under this Letter of Intent to effect such redemption as agent of the stockholder. The stockholder or his dealer will inform Nuveen that this Letter is in effect each time a purchase is made.

 HOW TO REDEEM SHARES


Upon receipt by Nuveen through one of the methods discussed below of a proper redemption request (indicating your name and account number and the dollar or share amount to be redeemed from the particular series), the Fund will redeem shares at their next determined net asset value. See "How Fund Shares are Priced." Proceeds of redemptions of recently purchased shares may be delayed for 15 days or more, pending collection of funds for the initial purchase. Neither the Distributor nor the Fund charges a fee or a commission for redemp-tion. For further information on redemptions or exchanges, please contact your dealer or call Nuveen at: 1-800-257-8787.

REDEMPTION THROUGH DEALERS
You may redeem shares through any dealer which has a Selling Agreement with the Distributor. Your dealer is responsible for transmitting the redemption request to Nuveen by the close of trading on the New York Stock Exchange on a particular day in order for you to receive the redemption price based upon the net asset value per share determined that day. If the dealer fails to do so, you will receive the redemption price next calculated after your request and any other materials are received and your entitlement to any prior day's re-demption price must be settled between you and your dealer. Your dealer may charge a service fee for handling your redemption request.

                                    -- 9 --

OTHER REDEMPTION METHODS
You may redeem shares by telephone (provided that you did not reject the tele-phone redemption service on your application) toll free at: 1-800-257-8787. You may also have redemption proceeds sent electronically to your pre-desig-nated bank account. See "Fund Direct--Electronic Funds Transfer" above for de-tails. For all other redemptions your redemption request must be submitted in writing to the Transfer Agent at the address below. The Fund's purchase appli-cation relieves the Fund and the Transfer Agent of any liability for loss, costs, or expenses arising out of telephone redemptions that are reasonably believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses due to fraudulent or unauthorized instruc-tions. The procedures include requiring a form of personal identification prior to acting on telephone instructions, recording such instructions, and providing written confirmation of such transactions.

Payment will be made by sending a check to you at the address on your most re-cent Application Form. Checks will normally be sent out within one business day, but in no event more than the required settlement period as set by regu-lations following receipt of the redemption request in proper form. For re-demption requests over $50,000, or if the registration on your account has been changed within the past 60 days, or if the redemption proceeds are to go to an address other than the address of record, the Fund must receive a letter of instruction signed by all persons authorized to sign for the account ex-actly as it is registered. All signatures must be guaranteed (see below). The letter must be mailed to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

SIGNATURE GUARANTEE
The Transfer Agent may require a signature guarantee on certain written trans-actions. Signature guarantees can be obtained from a bank or brokerage, or other financial intermediary that is a member of an Approved Medallion Guaran-tee Program, or that is otherwise approved by the Fund. You should verify with the institution that they are an acceptable guarantor prior to signing.

FURTHER INFORMATION
If you redeem all shares owned, the dividends declared during the month through the time of redemption will be included in the remittance. Due to the relatively high cost of handling small investments, the Fund reserves the right to involuntarily redeem, at net asset value, the shares of any stock-holder whose redemptions cause the value of its holdings to have a value of less than $1,000. Before the Fund redeems such shares and sends the proceeds to the stockholder, the stockholder will be given written notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will in-crease the value of his holdings to at least $1,000. Accounts with balances of less than $25 will be redeemed without written notice. No CDSC will be imposed on involuntary redemptions.

Shares purchased other than by Federal Funds wire or bank wire may not be re-deemed by telephone until 15 calendar days after the purchase of such shares, but may be redeemed pursuant to the ordinary redemption procedure during such period. For further details on redemption, contact your dealer or call Nuveen at: 1-800-257-8787.

 EXCHANGE AND REINVESTMENT PRIVILEGE


Any Class A Shares which have been registered in a stockholder's name for at least 15 calendar days, except shares of money market funds, may be exchanged on the basis of relative net asset value per share for Class A Shares of any other tax exempt, or taxable fixed-income fund or series thereof distributed by the Distributor in any state where such exchange may legally be made. Simi-larly, Class C Shares may be exchanged for Class C Shares of any other fund or series thereof distributed by the Distributor which are sold pursuant to a similar CDSC arrangement on the basis of relative net asset value per share without the payment of any CDSC otherwise due upon redemption of Class C Shares. For purposes of computing the CDSC payable upon the redemption of shares acquired through such an exchange, the period of time for which the in-vestor held the Class C Shares will be counted toward the holding period ap-plicable to the Class C Shares which the investor acquired through the ex-change. In order to qualify for the exchange privilege, it is required that the shares being exchanged have a net asset value of at least the minimum amount required to make an initial investment in the fund for which the ex-change is being made. Shares must be on deposit at the Transfer Agent before the exchange can be made. Stockholders of the Fund should obtain and read a current prospectus of the fund into which the exchange is to be made before effecting an exchange.

Stockholders with the desire to automatically exchange shares of a predeter-mined amount on a monthly, quarterly, or annual basis may take advantage of the systematic exchange plan. Please refer to the account application to es-tablish this plan.

The exchange privilege may be modified or terminated at any time. The Fund re-serves the right to limit the number of times an investor may exercise the ex-change privilege. To exercise the exchange privilege, you must either contact your dealer or broker, who will advise the Fund of the exchange, or complete the Exchange Application available from Nuveen or the Transfer Agent and sub-mit it to Nuveen or the Transfer Agent. If you have certificates for any shares being exchanged, you must surrender such certificates at the time of exchange.

                                   -- 10 --

A stockholder who has redeemed shares may repurchase at net asset value, with-out a sales charge, shares of the Fund or shares of other funds with a sales charge distributed by the Distributor in any amount between the stated minimum investment amount of such fund and the proceeds of redemption. The reinvest-ment request must be received within 1 year of the redemption and this feature may be exercised by a stockholder only twice per calendar year.

An exchange between funds pursuant to the exchange privilege is treated as a sale for federal income tax purposes and, depending upon the circumstances, a capital gain or loss may be realized. However, stockholders who exchange be-tween funds within 90 days of the initial purchase date may not take as a loss the amount of the sales charge paid. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemption resulted in a loss, the reinvestment may result in the loss being disallowed under the "wash sale" rules. For further details on exchanges or reinvestment, please contact your dealer or call Nuveen at: 1-800-257-8787.

 SYSTEMATIC WITHDRAWAL PLAN


Accounts with a value of greater than $10,000 may establish a Systematic With-drawal Plan ("SWP") and receive monthly, quarterly, semiannual, or annual checks for $50 or more as specified by the shareholder. To establish a SWP all distributions must be in the form of shares. Such payments are drawn from the proceeds of the redemption shares held in the stockholder's account. To the extent that redemptions for a SWP exceed dividend income reinvested in the ac-count, such redemptions will reduce and may ultimately exhaust the number of shares in the account. To initiate this service, shares having an aggregate value of at least $10,000 must be held by the Transfer Agent. Maintaining a SWP concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases. Therefore, a stockholder should not have a SWP in effect at the same time he is making recurring pur-chases of shares of the Fund. The stockholder by written instructions to the Transfer Agent may withdraw from the program, change the payee or change the dollar amount of each payment. The Transfer Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently as-sessed against the account, but could be instituted by the Transfer Agent on 60 days' notice in writing to the stockholder in the event that the Fund ceases to assume the cost of these services. The Fund reserves the right to amend or terminate the SWP on thirty days' notice.

 DIRECT DEPOSITS


Stockholders can have dividends or SWP redemption proceeds deposited electron-ically into their bank accounts. Under normal circumstances, direct deposits are credited to the account on the second business day of the month following normal payment. In order to utilize this option, the stockholder's bank must be a member of Automated Clearing House. In addition, the stockholder must (1) fill out the appropriate section of the application attached to this Prospec-tus and (2) include with the completed application a voided check from the bank account into which redemptions are to be deposited. Once the Transfer Agent has received the application and the voided check, such stockholder's designated bank account, following any dividend or redemption, will be cred-ited with the proceeds. Once enrolled in direct deposit, a stockholder may terminate participation at any time by written notice to the Transfer Agent.

 HOW FUND SHARES ARE PRICED


For purposes of pricing purchases and redemptions, the net asset value of each class of shares of the Fund is separately determined by the Transfer Agent as of the close of the regular trading session on the New York Stock Exchange on each day that the Exchange is open for business (and will also be computed as of 4:00 p.m., New York time, on any other day on which purchase or redemption orders are received and there is a sufficient degree of trading in the portfo-lio securities of the Fund such that net asset value per share might be af-fected). Net asset value per share of the Fund is calculated (to the nearest cent) by adding the value of all securities and other assets, subtracting all of the liabilities and dividing the remainder by the number of shares out-standing at the time the determination is made.

Assets of the Fund for which market quotations are readily available are val-ued at market value. Securities with remaining maturities of 60 days or less are valued at their amortized cost under rules adopted by the SEC. Other as-sets and securities are valued at their fair value as determined in good faith under procedures established by the Directors of the Fund.

 TAXES


The following discussion is a general summary of certain of the current fed-eral income tax laws regarding the Fund and its investors. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors who may be subject to special rules (for example, foreign investors). Investors should consult their own tax consultant for more detailed information regarding the above and for informa-tion regarding any state, local or foreign taxes that may be applicable to them.

                                   -- 11 --

The Fund intends to qualify for taxation as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), so that the Fund will not be subject to federal income tax to the extent it dis-tributes its income to its stockholders. In order to so qualify, certain gross income and other requirements must be satisfied.

DIVIDENDS
Dividends other than capital gain dividends paid by the Fund to individuals will be taxable as ordinary income. If the Fund qualifies for taxation as a RIC and satisfies certain requirements discussed below, dividends paid by the Fund (other than capital gain distributions, which are discussed separately below) will be eligible, whether paid in cash or in additional shares, for the 70% dividends-received deduction that is available to corporate taxpayers to the extent attributable to dividends received by the Fund from domestic corpo-rations. After giving effect to such 70% deduction, such dividends are subject to a maximum effective rate of federal corporate income tax of approximately 10.5%, in contrast to the maximum federal corporate income tax rate of approx-imately 35%.

Dividends distributed by the Fund to stockholders will only be eligible for the dividends-received deduction to the extent of the Fund's gross income that consists of dividends received on equity securities of domestic corporations with respect to which the Fund meets the same holding period, risk of loss and borrowing limitations applicable to the Fund's stockholders, as described be-low under "Holding Period and Other Requirements." If the expenses and losses of the Fund equal or exceed non-qualifying income (if any), all dividends dis-tributed by the Fund may qualify for the dividends-received deduction.

In the event that the Fund's total distributions (including distributed or designated net capital gain) for a taxable year exceed, generally, its invest-ment company taxable income and net capital gain, a portion of each distribu-tion will be treated as a return of capital, which will not qualify for the dividends-received deduction. Distributions treated as a return of capital re-duce a stockholder's basis in its shares and could result in recognition of capital gains either when a distribution is in excess of basis, or more like-ly, when a stockholder redeems its shares.

For purposes of the alternative minimum tax imposed on corporations, alterna-tive minimum taxable income will be increased by 75% of the amount by which an alternative measure of income (adjusted current earnings) that includes the full amount of dividends received (without regard to the dividends-received deduction) exceeds the amount otherwise determined to be the alternative mini-mum taxable income. Accordingly, an investment in the Fund may cause a corpo-rate stockholder to be subject to (or result in an increased liability under) the alternative minimum tax.

HOLDING PERIOD AND OTHER REQUIREMENTS
In order to qualify for the benefits of the dividends-received deduction, a corporate stockholder must satisfy certain holding period requirements with respect to the Fund's shares. Section 246 of the Code permits the dividends-received deduction to corporate stockholders only if the shares with respect to which the dividends were paid have been held for more than 45 days. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's daily dividends. The Fund has received a ruling under Section 246 with respect to this issue from the Internal Revenue Service (the "IRS") confirming the Fund's interpretation. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disre-garded. The Fund and the Manager believe that once a stockholder has satisfied this 46-day holding period with respect to any block of shares, such stock-holder will similarly satisfy the 46-day holding period on reinvested divi-dends declared with respect to such shares to the extent that such stockhold-er's total redemptions during any period are properly identified, as described below, as relating to shares that have been held for more than 45 days.

In addition, the holding period is reduced for periods during which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of.

The dividends-received deduction will also be reduced, for stockholders who incur indebtedness in order to purchase shares of the Fund, by the percentage of the cost of the shares that is debt-financed. Generally, this limitation applies only if the debt is directly attributable to the purchase of shares. Whether debt is directly attributable to the purchase of shares depends on the particular facts and circumstances of each situation and accordingly stock-holders are urged to consult their tax advisers.

CAPITAL GAIN DISTRIBUTIONS
The Fund will be subject to federal income taxation (at the capital gain rate) on its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless such amounts are distributed to the stock-holders and designated as capital gain distributions. If the Fund distributes such capital gain distributions, the stockholders will treat such amounts as a long-term capital gain for purposes of computing their own federal income tax liability. Alternatively, the Fund may pay the tax with respect to the net capital gain and then designate, but not distribute, all or a
                                   -- 12 --
portion of such gain. Stockholders will treat such designated amounts as a capital gain on their federal income tax returns, but they will receive a credit or refund equal to the federal income taxes paid by the Fund with re-spect to such capital gains. Any actual or designated distributions attribut-able to net capital gains will not be eligible for the dividends-received de-duction. If a capital gain distribution is paid with respect to any shares which are sold at a loss after being held for six months or less, then any loss realized upon the sale of such shares will be treated as a long-term cap-ital loss to the extent of such capital gain distribution.

REDEMPTIONS
Redemptions of shares will be taxable transactions for federal income tax pur-poses. Generally, gain or loss will be recognized in an amount equal to the difference between the stockholder's basis in its shares and the amount re-ceived. Assuming that such shares are held as a capital asset, such gain or loss will be a capital gain or loss and will generally be a long-term capital gain or loss if the stockholder has held its shares for a period of one year or more. Gain on the sale of shares held for more than 18 months will gener-ally be taxed at a maximum marginal rate of 20%. If a stockholder redeems shares of the Fund at a loss and makes an additional investment in the Fund 30 days before or after such redemption, the loss may be disallowed under the wash sale rules.

STATE AND LOCAL TAXES
Stockholders may be subject to state and local taxes on distributions received from the Fund, which taxes may be determined differently than federal income taxes thereon. Stockholders should consult their own tax advisors as to the state and local tax consequences of investing in the Fund.

 DISTRIBUTIONS AND YIELD


DISTRIBUTIONS
The Fund will seek to distribute all of its income each year. The Fund de-clares dividends daily immediately prior to the close of business, from its net investment income. Each such dividend will be payable with respect to fully paid shares to stockholders of record at the time of declaration. All daily dividends declared during a given month will be paid as of the last cal-endar day of the month. Distributions of realized net capital gains, if any, will generally be declared and paid at the end of the year in which they have been earned. In accordance with SEC regulations, the Fund may include its cur-rent yield and/or return in advertisements or information furnished to stock-holders or potential investors.

DIVIDEND PAYMENT OPTIONS
The funds automatically reinvest your dividends each month in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record, or rein-vested in shares of another Nuveen mutual fund. If you wish to do so, complete the appropriate section of the account application, contact your financial ad-viser, or call Nuveen at (800) 257-8787.

TAX OBJECTIVES OF DIVIDEND POLICY FOR CORPORATE INVESTORS
The Fund's dividend procedures are designed to maximize the Federal income tax advantage of the 70% dividends-received deduction to domestic corporate stock-holders. Although the Fund and the Manager believe that the Fund will be able to achieve its tax objectives, there can be no assurances on this matter. For further information regarding the dividends-received deduction, see the State-ment of Additional Information, "Taxes."

CAPITAL GAIN DISTRIBUTIONS
Normally the Fund will make a distribution of realized net capital gain for a taxable year within 75 days after the end of such year (June 30) and may make an additional distribution in order to avoid an excise tax which is imposed on any undistributed income if substantially all of such income has not been de-clared and distributed within certain time periods. The Fund retains the dis-cretion, however, not to distribute all or a portion of such gain if, in its judgment, nondistribution of such gain would help achieve the tax objectives of the Fund.

YIELD AND TOTAL RETURN CALCULATION
The yield for each class of the Fund's shares is calculated in accordance with the SEC's standardized yield formula. Under this formula, dividend and inter-est income over the 30 day measurement period is reduced by period expenses and divided by the number of days within the measurement period to arrive at a daily income rate. This daily income rate is then expressed as a semiannually compounded yield based on the maximum offering price of a share assuming a standardized 360 day year.

The average annual total return for each class of the Fund's shares for any time period is calculated by assuming an investment at the beginning of the measurement period at the maximum offering price. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement period, the total number of shares owned are redeemed at net asset value (less any applicable contingent deferred sales load). The change in the total value during the investment pe-riod is then expressed as an average annual total rate of return.

The Fund may also advertise total return for each class of shares which is calculated differently from "average annual total return" (a "nonstandardized quotation"). A nonstandardized quotation of total return measures the percent-age change in the value of an account between the beginning and end of a peri-od, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund may also quote a tax equiva-

                                   -- 13 --
lent current yield for corporate investors assuming the availability of the 70% dividends-received deduction for all of the Fund's daily dividends and an appropriate specified corporate tax rate. These computations may or may not include the effect of applicable sales charges which, if included, would re-duce total return. A nonstandardized quotation of total return for a particu-lar class of shares will always be accompanied by the "average annual total return" for such class as described above.

Current yield and total return of each class will vary from time to time de-pending on market conditions, the composition of the portfolio, operating ex-penses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the per-formance figures of the Fund with those of other investment vehicles. Yield and return information is based on historical performance and is not intended to indicate future performance. See "Yield and Total Return Calculation" in the Statement of Additional Information.

 ABOUT THE INVESTMENT MANAGER


INVESTMENT ADVISER
Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the Fund and in this capacity is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio. Nuveen Advi-sory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The Fund Board of Directors oversees the activities of Nuveen Advisory, which also include managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approxi-mately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Admiral Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee. The following schedule applies to the Fund:

MANAGEMENT FEES

------------------------------------------------------------------------------
AVERAGE DAILY NET ASSET VALUE                                   MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million                                             0.5000%
For the next $125 million                                              0.4875%
For the next $250 million                                              0.4750%
For the next $500 million                                              0.4625%
For the next $1 billion                                                0.4500%
For assets over $2 billion                                             0.4250%

For more information about fees and expenses, see the expense tables on page
2.

 ABOUT THE DISTRIBUTOR


The Fund has entered into a Distribution Agreement (the "Distribution Agree-ment") with John Nuveen & Co. Incorporated (the "Distributor"), pursuant to which the Distributor serves as the exclusive selling agent and distributor of the Fund's shares, and in that capacity will make a continuous offering of the shares and will be responsible for all sales and promotion efforts.

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan (the "Plan") with respect to the Class A, Class B, and Class C Shares which permits the Fund to pay for certain distribution and promotion expenses related to marketing its shares. The Fund's Rule 12b-1 Plan conforms to the requirements of the rules of the National Association of Securities Dealers with regard to Rule 12b-1 plans.

The Plan authorizes the Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of the Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Fund's disinterested di-rectors. The scope of the foregoing shall be interpreted by the directors, whose decision shall be conclusive except to the extent it contravenes estab-lished legal authority. Without in any way limiting the discretion of the di-rectors, the following activities are hereby declared to be primarily intended to result in the sale of shares of the Fund: advertising the Fund or the Fund's Manager's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis: compensating under-writers, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's Manager and its personnel of any of them for providing services to stockholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to stock-holder accounts; the production and dissemination of prospectuses including statements of additional information) of the Fund and the preparation, produc-tion and dissemination of sales, marketing and stockholder servicing materi-als; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the directors; and the financing of any activity for which payment is autho-rized by the directors. Pursuant to the Plan, the Fund through authorized of-ficers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with the Fund.

                                   -- 14 --

Class A Shares are subject to a .20% service fee. The maximum amount payable by the Fund under the Plan and related agreements on an annual basis for Class B Shares is .95% of average daily net assets for the year and for Class C Shares is .75% of average daily net assets for the year. Of this amount, for Class B Shares 0.75% is an asset based sales charge and .20% is a service fee and for Class C shares 0.55% is an asset based sales charge and 0.20% is a service fee. In the case of broker-dealers and others, such as banks, who have selling or service agreements with the Distributor or the Fund, the maximum amount payable for Class B Shares to any recipient is .00260% per day (.95% on an annualized basis) and for Class C Shares is .00205% per day (.75% on an annualized basis) of the proportion of average daily net assets represented by such person's customers. A salesperson and any other person entitled to re-ceive compensation for selling Fund shares may receive different compensation for selling one particular class of shares over another. The Board of Direc-tors may reduce these amounts at any time. Amounts payable by a class of shares may be lower than the maximum and have been described previously. Ex-penditures pursuant to the Plan and related agreements may reduce current yield after expenses. Under the Plan and related agreements, in the fiscal year ended June 30, 1998 the Fund's Class A Shares paid $40,415 and Class C Shares paid $42,528.

The Distributor periodically undertakes sales promotion programs with broker/dealers with whom it has Distribution Agreements, in which it will grant a partial or full reallowance of its retained underwriting commission for fund sales as permitted by applicable rules. In addition, it will support those firms' efforts in sales training seminars, management meetings, and bro-ker roundtables where it has the opportunity to present the Distributor's products and services. In addition, the distributor provides recognition through the awarding of imprinted nominal promotional items; client leads; as well as "thank you" dinners and entertainment. Its agents also typically pro-vide food for office meetings. Under appropriate terms it will share with broker/dealers a portion of the cost of prospecting seminars and shareholder gatherings. In those situations where there is no retained underwriting com-mission, i.e., on the sale of Class B, Class C or Class R Shares, the Distrib-utor will periodically pay for similar activities at its own expense.

Various federal and state laws prohibit national banks and some state-chart-ered commercial banks from underwriting or dealing in the Fund's shares. In the unlikely event that a court were to find that these laws also prohibit such banks from providing services of the type contemplated by the Fund's service agreement, the Fund would seek alternative providers of such services and expects that stockholders would not experience any disadvantage. In addi-tion, under the securities laws in some states, banks and financial institu-tions may be required to register as dealers pursuant to state law.

 GENERAL INFORMATION


DESCRIPTION OF SHARES
The Corporation was organized on April 18, 1983, as a Maryland corporation. On October 15, 1987, the Corporation's stockholders approved amendments to the Corporation's Articles of Incorporation converting it into a series fund. On June 4, 1992 the stockholders approved a change in the name of the Corporation to Flagship Admiral Funds Inc. and a change in the name of the Fund Stock to Flagship Utility Income Fund Portfolio Stock. The authorized capital stock of the Corporation consists of 600,000,000 shares of stock, par value $.001 per share, which are divided into four (4) portfolio classes; namely, the Flagship Utility Income Fund Portfolio Stock, the Flagship Short Term U.S. Government Fund Portfolio Stock, the Flagship Limited Term U.S. Government Fund Portfolio Stock and the Flagship Intermediate U.S. Government Fund Portfolio Stock.

The Flagship Utility Income Fund Portfolio Stock consists of 200,000,000 shares, which are divided into four (4) subclasses, designated respectively as the Flagship Utility Income Fund Portfolio Stock, consisting of 3,500,000 shares, and the Flagship Utility Income Fund Portfolio Stock-- Class A, Class B, Class C and Class R, each consisting of 49,125,000 shares. The Flagship Short Term U.S. Government Fund Portfolio Stock consists of 100,000,000 shares which are designated as the Flagship Short Term U.S. Government Fund Portfolio Stock. The Flagship Limited Term U.S. Government Fund Portfolio Stock consists of 100,000,000 shares which are divided into five (5) subclasses, designated respectively as the Flagship Limited Term U.S. Government Fund Portfolio Stock, consisting of 2,000,000 shares and the Flagship Limited Term U.S. Gov-ernment Fund Portfolio Stock--Class A, Class B, Class C and Class R, each con-sisting of 24,500,000 shares. The Flagship Intermediate U.S. Government Fund Portfolio Stock consists of 100,000,000 shares which are divided into five (5) subclasses, designated respectively as the Flagship Intermediate Term U.S. Government Fund Portfolio Stock consisting of 2,000,000 shares and the Flag-ship Intermediate Term U.S. Government Fund Portfolio Stock--Class A, Class B, Class C and Class R, each consisting of 24,500,000 shares. Pursuant to Mary-land law and the Corporation's charter, the Board of Directors may increase the authorized capital and reclassify unissued shares of any class to create additional classes of stock with specified rights, preferences, and limita-tions. Each share is entitled to one vote per share on all matters subject to stockholders' vote. Shares of all classes vote together as a single class ex-cept that where a matter affects a particular class differently from other classes, that class will vote separately on such matter. The Corporation is not required to hold meetings of stockholders for the purpose of electing di-rectors unless less than a majority of the directors elected by stockholders remain in office. If the Corporation does not hold annual meetings of stock-holders, it will abide by Section 16 (c) of the 1940 Act which pro-

                                   -- 15 --
vides that the Directors will call a meeting of stockholders for the purpose of voting on the question of the removal of a Director if so requested in writing by the holders of 10% or more of the Fund's outstanding shares and will assist such stockholders in communicating with the other stockholders. Directors may be removed by vote of a majority of the outstanding shares of the Corporation.

Each share is entitled to participate equally in dividends and distributions declared by the Directors with respect to shares of the same class, and in the net distributable assets allocated to such class on liquidation. Stockholders are entitled to redeem their shares, and such shares are subject to redemption by the Fund, as set forth under "How to Redeem or Exchange." There are no con-version, preemptive or exchange rights in connection with any shares of the Fund, nor are there cumulative voting rights. All shares of the Fund when is-sued will be fully paid and nonassessable by the Fund.

 CUSTODIAN AND TRANSFER AGENT


The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 is the custodian of the Fund's assets. The custodian performs custodial, fund ac-counting, portfolio accounting, shareholder, and transfer agency services.

Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, is the Fund's transfer, shareholder services, and divi-dend disbursing agent. It also maintains the Fund's accounting records, deter-mines the net asset value, and performs other stockholder services for the Corporation and each series.

 COUNSEL AND AUDITORS


Morgan, Lewis & Bockius LLP, counsel to the Fund, passes upon certain legal matters for the Corporation and the Fund. Arthur Andersen LLP, independent public accountants, are auditors for the Fund (effective July 1, 1997) and ad-vise the Fund as to certain tax matters.

 ADDITIONAL INFORMATION


Please direct your inquiries to Nuveen at 1-800-257-8787. The Fund issues to its stockholders semiannual reports containing unaudited financial statements for the Fund and annual reports containing audited financial statements ap-proved annually by the Board of Directors.

This Prospectus does not contain all the information included in the Registra-tion Statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each in-stance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any represen-tations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by the Fund or by the Distributor in any State in which such offer to sell or solicitation of an offer to buy may not lawfully be made.


                                   -- 16 --

Flagship Utility Income Fund Application Form


 PLEASE PRINT OR TYPE ALL INFORMATION      PLEASE MAIL THIS APPLICATION AND
                                           YOUR

 NOTE: You must complete Sections 1,       CHECK TO:
 2, 3, 4, 5 and sign the signature         Boston Financial
 line. Your signature is required          Attn.: Flagship Utility Income Fund
 for processing. Complete sections         P.O. Box 8509
 7, 8, 9, 10, 11, 12 and 13 for op-        Boston, MA 02266-8509
 tional services.


1. YOUR ACCOUNT REGISTRATION

 Please check only ONE registration type:
 Owner Name(s) (First, Middle Initial (if used), Last)
 [_] Individual or Joint Account*

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 *Joint tenants with rights of survivorship unless tenancy in common is indicated
 [_] Other Entity

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 [_] Uniform Gift to Minors

 ------------------------------------------------------------------------------
 Custodian Name (One name only)

 ------------------------------------------------------------------------------
 Minor's Name (One name only)
 Minor's state of residence
               ---

2. YOUR MAILING ADDRESS


 ------------------------------------------------------------------------------
 Street or P.O. Box   Suite or Apt. Number

 ------------------------------------------------------------------------------
 City

 ---  --------     -------
 StateZip Code
 ()-                 ()-
 ------------------------------------------------------------------------------
 Daytime Phone       Evening Phone
 [_] U.S. Citizen or
 [_] Other (specify) __________________________________________________________

3. YOUR SOCIAL SECURITY/TAX ID NUMBER

 For individual or joint accounts use Social Security number of owner. For custodial accounts use minor's Social Security number.

 --------     -------
 Social Security Number

 --- ---------------
 Tax ID Number

4. YOUR INITIAL INVESTMENT

 I want to invest in this Flagship Utility Income Fund.
 Please indicate class of shares

 $  [_] A Shares**
 $  [_] C Shares***

 *Minimum of $3,000. **Front end sales charge. ***Level load. If no share class is marked, investment will automatically be made in A Shares.

 Attach check payable to NAME OF FUND
 [_] Purchase or check through Dealer Account
 [_] Exchange of bonds. (See application and transmittal letter)

5. DIVIDEND/DISTRIBUTION OPTIONS
 If no option is selected, all distributions will be reinvested.
 [_] Reinvest dividends and capital gains.
 [_] Pay dividends in cash, reinvest capital gains.
 [_] Pay dividends and capital gains in cash.
 [_] Direct dividends to an existing account with identical registration.
  Designate the Fund name and account number below.

 ------------------------------------------------------------------------------
 Name of Fund

 ------------------------------------------------------------------------------
 Existing Fund Account Number

 [_] Deposit dividends directly into the bank account indicated on the attached VOIDED check (subject to terms and conditions in the prospectus).

6. DEALER AUTHORIZATION
 We are a duly registered and licensed dealer and have a sales agreement with John Nuveen & Co. Incorporated. We are authorized to purchase shares from the Fund for the investor. The investor is authorized to send any future payments directly to the Fund for investment. Confirm each transaction to the investor and to us. We guarantee the genuineness of the investor's signature.

 ------------------------------------------------------------------------------
 Investment Firm

 ------------------------------------------------------------------------------
 Investment Professional's Name
                          Rep #

 ------------------------------------------------------------------------------
 Branch Address           Branch #

 ------------------------------------------------------------------------------
 City

 --- --------    -------
 StateZip Code
 ()-
 ------------------------------------------------------------------------------
 Investment Professional's Phone Number
 X
 ------------------------------------------------------------------------------
 Signature of Investment Professional

7. LETTER OF INTENT
                (Class A Shares only)
 I/we agree to the escrow provision described in the prospectus and intend to purchase, although I'm not obligated to do so, shares of the Fund designated on this application within a 13-month period which, together with the total asset value of shares owned, will aggregate at least:
    [_] $50,000
               [_] $100,000
                         [_] $250,000
    [_] $500,000
               [_] $1,000,000

8. CUMULATIVE PURCHASE DISCOUNT
 I/we qualify for cumulative discount with the accounts listed below.

 ------------------------------------------------------------------------------
 Fund Name

 ------------------------------------------------------------------------------
 Account Number

 ------------------------------------------------------------------------------
 Fund Name

 ------------------------------------------------------------------------------
 Account Number

 ------------------------------------------------------------------------------
 Fund Name

 ------------------------------------------------------------------------------
 Account Number

 ------------------------------------------------------------------------------

                                    -- 17 --

9. SYSTEMATIC INVESTMENT PLAN

 Pursuant to the terms of the plan described in the prospectus, I/we authorize the automatic monthly transfer of funds from my/our bank account for investment in the above Fund. Attached is a VOIDED check from that account.
 Date for Investment            (Between 5th and 28th Only)
            ---

 $
 -----------------   Month to Begin Plan_______________________________________
 Amount ($50 Minimum)

 ------------------------------------------------------------------------------
 Name of Bank

 ------------------------------------------------------------------------------
 Bank Account#

 ------------------------------------------------------------------------------
 Bank's Street Address

 ------------------------------------------------------------------------------
 City

 ---  --------       -------
 StateZip Code
 X
 ------------------------------------------------------------------------------
 Signature of Depositor        Date
 X
 ------------------------------------------------------------------------------
 Signature of Joint Depositor  Date

10. SYSTEMATIC WITHDRAWAL PLAN

 A minimum $10,000 balance is required.
 BANK ACCOUNT CREDIT
 Please redeem $          from my account and credit my bank account as indi-
 cated in the banking information section below.
 Month first credit is to be made: ____________________________________________
 Day of the month that I wish the credit to be made:
                            ---
 (Between the 5th and 28th only.)
 Please credit my account for each month I have selected.

   JAN            FEB                   MAR                   APR                   MAY                   JUN
   [_]            [_]                   [_]                   [_]                   [_]                   [_]
   JUL            AUG                   SEP                   OCT                   NOV                   DEC
   [_]            [_]                   [_]                   [_]                   [_]                   [_]

 CHECK
 Please redeem $          from my account on or about the 31st of each month
 as selected above.
 Month first credit is to be sent: ____________________________________________
 Send checks to: [_] Address on account
         [_] Special address (complete below)

 ------------------------------------------------------------------------------
 Payee

 ------------------------------------------------------------------------------
 Street

 ------------------------------------------------------------------------------
 City

 ---  --------     -------
 StateZip Code

11. SYSTEMATIC EXCHANGES

 IMPORTANT: The account registrations for the originating and receiving funds must be identical. I hereby authorize automatic exchanges of;
 Amount $            ($50 minimum)
 From fund name _______________________________________________________________
 Account no. (if known) _______________________________________________________
 Into fund name _______________________________________________________________
 Account no. (if known) _______________________________________________________
 Exchanges will be made on or about the 16th of these months:

   JAN            FEB                   MAR                   APR                   MAY                   JUN
   [_]            [_]                   [_]                   [_]                   [_]                   [_]
   JUL            AUG                   SEP                   OCT                   NOV                   DEC
   [_]            [_]                   [_]                   [_]                   [_]                   [_]

12. TELEPHONE REDEMPTION

 I/we hereby authorize the Fund to implement the following telephone redemp-tion requests (under $50,000 only) without signature verification to the reg-istered fund account name and address. Redemption proceeds may be wired to the U.S. commercial bank designated, provided you complete the information below and enclose a VOIDED check for that account.

 ------------------------------------------------------------------------------
 Name of Bank

 ------------------------------------------------------------------------------
 Bank Account#

 ------------------------------------------------------------------------------
 Bank's Street Address

 ------------------------------------------------------------------------------
 City

 ---  --------     -------
 StateZip Code

 [_] I do not authorize redemption by telephone.

13. INTERESTED PARTY MAIL/DIVIDEND MAIL
 [_] Send duplicate confirmation statements to the interested party listed be-
  low.
 [_] Send my distributions to the address listed below.

 ------------------------------------------------------------------------------
 Name of Individual

 ------------------------------------------------------------------------------
 Street Address

 ------------------------------------------------------------------------------
 City

 ---  --------     -------
 StateZip Code
SIGNATURE(S)

Under the penalties of perjury, I/we certify that the information provided on this form is true, correct, and complete. The undersigned certify that I/we have full authority and legal capacity to purchase, exchange or redeem shares of the above named Fund(s) and affirm that I/we have received and read a cur-rent Prospectus of the named Fund(s) and agree to be bound by its terms.

I/we agree to indemnify and hold harmless State Street Bank and Trust Company, Boston Financial, and any Flagship fund(s) which may be involved in transac-tions authorized by telephone against any claim, loss, expense or damage, in-cluding reasonable fees of investigation and counsel, in connection with any telephone withdrawal effected on my account pursuant to procedures described in the Prospectus.
X                                        X
--------------------------------------   --------------------------------------
Signature                    Date        Signature (Joint Tenant)      Date
 1. As required by the IRS I/we certify (a) that the number shown on this form is my correct Taxpayer Identification number. I/we understand that if I/we do not provide a Taxpayer Identification Number to the Fund within 60 days, the Fund is required to withhold 31 percent of all reportable payments thereafter made to me until I/we provide a number certified under penalties of perjury, and that I/we may be subject to a $50 penalty by the IRS.
 2. As required by the IRS I/we certify under penalties of perjury that I/we are not subject to backup withholding by the IRS.
NOTE: Strike out Item (2) if you have been notified that you are subject to backup withholding by the IRS and you have not received a notice from the IRS advising you that backup withholding has been terminated.
X                                        X
--------------------------------------   --------------------------------------
Signature                    Date        Signature (Joint Tenant)      Date
THANK YOU FOR YOUR INVESTMENT IN THE FUND. YOU WILL RECEIVE A CONFIRMATION STATEMENT SHORTLY.

                                   -- 18 --

                               Serving Investors
                                for Generations



[Photo of John Nuveen, Sr. appears here]

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of investments designed for individuals who plan to rely on their investments as a principal source of their ongoing financial security. In fact, more than
1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, attractive performance over time - with moderated risk. We emphasize high-quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or preservation of capital, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. You can choose among equity and fixed-income mutual funds, unit trusts, customized asset management services and cash management products.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you preserve your long-term financial security. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.



NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com
                 (C)1997 by John Nuveen & Co. Incorporated. All rights reserved.

                          FLAGSHIP ADMIRAL FUNDS INC.

                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED OCTOBER 28, 1998

                333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606

                      FLAGSHIP UTILITY INCOME FUND SERIES

  This Statement of Additional Information provides certain detailed information concerning the Fund. It is not a Prospectus and should be read in conjunction with the Fund's current Prospectus for the Flagship Utility Income Fund, a copy of which may be obtained without charge by written request to:
Funds, c/o John Nuveen & Co. Incorporated; by telephone at: (800) 257-8787.

  This Statement of Additional Information relates to the Flagship Utility Income Fund Prospectus dated October 28, 1998.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
Investment Objectives and Policies........................................     2
Shares of the Fund........................................................     6
Officers, Directors and Stockholders......................................     8
Investment Advisory Services..............................................    12
Taxes.....................................................................    13
Yield and Total Return Calculation........................................    17
Distributions.............................................................    18
Distributor...............................................................    20
Custodian and Transfer Agent..............................................    23
Auditors..................................................................    23
Portfolio Transactions....................................................    24
Purchase, Redemption and Pricing of Shares................................    25
Other Information.........................................................    25
Appendix I--Description of Securities Ratings.............................   I-1
Appendix II--Description of Hedging Techniques............................  II-1
Appendix III--Tax Equivalent Chart........................................ III-1

  The audited financial statements for the fiscal year ended June 30, 1998, appear in the Annual Report of Flagship Utility Income Fund. The Annual Report accompanies this Statement of Additional Information.

                      INVESTMENT OBJECTIVES AND POLICIES

  Flagship Admiral Funds Inc. (the "Fund") has no fundamental objectives as a whole. Each Portfolio of the Fund has its own objectives. The Flagship Utility Income Fund ("Utility Income Fund") has adopted the following investment restrictions (which supplement the matters described under "The Fund and Its Objective" in the Utility Income Fund Prospectus), none of which may be changed without the approval of the holders of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of its outstanding shares. The Utility Income Fund may not:

  (1) Purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

  (2) Make loans, except to the extent the purchase of debt obligations (including repurchase agreements) in accordance with the Portfolio's investment objective and policies are considered loans and except that the Portfolio may loan portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission ("SEC") and the securities exchanges in which such securities are traded;

  (3) Issue securities senior to its stock or borrow money, except that the Portfolio has reserved the right to borrow money from banks on a temporary basis from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. Such borrowings will not exceed 25% of the Portfolio's net assets plus all outstanding borrowings immediately after the time the latest such borrowing is made;

  (4) Purchase or retain the securities of any issuer any of whose officers, directors, or security holders is a director or officer of the Fund or of its investment adviser if or so long as the directors and officers of the Fund and of its investment adviser together own beneficially more than 5% of any class of securities of such issuer;

  (5) Mortgage, pledge or hypothecate any assets except in an amount up to 50% of the value of the Portfolio's net assets, taken at cost, and only to secure borrowings permitted by clause (3) above.

  (6) Purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities, commodity contracts (except for bona fide hedging purposes) or oil and gas interests.

  (7) Acquire securities of other investment companies (other than in connection with the acquisitions of such companies).

  (8) Act as an underwriter of securities or invest more than 10% of the Portfolio's assets, as determined at the time of investment, in securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements having more than seven days to maturity.

  (9) Purchase securities on margin, make short sales of securities or maintain a net short position.

  In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the stockholders, it will revoke the commitment by terminating sales of its shares in the state involved. Also, as a matter of policy that is not fundamental, the Utility Income Fund has determined that it will not invest in warrants, own more than 5% of the outstanding voting securities of any issuer and will only write call options which are fully covered.

  The Fund places no restrictions on portfolio turnover except as may be necessary to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

  Repurchase Agreements. The Utility Income Fund may enter into repurchase agreements with selected commercial banks and broker-dealers, in an amount up to 5% of its total assets, under which such Fund acquires securities and agrees to resell the securities to the other party at an agreed upon time and at an agreed upon price. The Fund would accrue as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time it enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Utility Income Fund will enter into repurchase agreements only with creditworthy parties and will monitor such creditworthiness on an ongoing basis. Generally, repurchase agreement activities will be restricted to well-capitalized commercial banks with assets in excess of $1 billion, primary dealers in U.S. Government securities or broker-dealers registered with the Securities and Exchange Commission. The underlying securities will only consist of U.S. Government or Government Agency securities, certificates of deposit, bankers' acceptances or commercial paper. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating the security may result in a loss.

  Leverage. The Utility Income Fund has reserved the right to borrow money from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. If a Portfolio were to borrow money, income earned from additional investments in excess of interest costs would improve performance over what otherwise would be the case. Conversely, if the investment performance of such additional investments failed to cover their cost (including interest costs on such borrowings) the performance would be poorer than would otherwise be the case. This speculative factor is known as "leverage."

  The 1940 Act limits the amount of money a fund may borrow to 33 1/3% of the value of such fund's net assets plus all outstanding borrowings immediately after the time the latest such borrowing is made; the Utility Income Fund has elected to restrict its borrowings to a maximum amount of 25%. If a Portfolio were to borrow money and the value of its assets were to fall below the statutory coverage requirement for any reason, the Portfolio would have to take corrective action to achieve compliance within three business days and accordingly might be required to sell a portion of its securities at a time when such sale might be disadvantageous.

  "When Issued" Transactions. The Utility Income Fund may purchase and sell securities on a "when issued" and "delayed delivery" basis. These transactions are subject to market fluctuation; the value at delivery may be more or less than the purchase price. Since the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in it missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain with its custodian cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

  Diversification. As a diversified fund, the Utility Income Fund may not purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or if it would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Utility Income Fund's total assets may be invested without regard to such 5% and 10% limitations.

GENERAL CHARACTERISTICS AND RISKS OF OPTIONS AND FUTURES

  Put Options. A put option gives the purchaser of the option the right to sell and the writer of the option the obligation to buy the underlying security at the exercise price during the option period. The purchase of a put option on a security would be designed to protect the Fund's holdings in a security against a substantial decline in the market value. The Fund is authorized to purchase exchange-listed options and over-the-counter options ("OTC Options"). Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options. OTC options shall be treated as illiquid.

  The Fund's ability to close out its position as a purchaser of an exchange-listed put option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York.

  The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

  Characteristics. The Fund may sell financial futures contracts or purchase put options on such futures as a hedge against anticipated interest rate changes and may purchase stock index options or futures thereon to hedge against changes in the equity markets. It may also utilize such investments to hedge currency risk. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). Stock index options may also be listed on a stock exchange.

  Limitations on Use of Options and Futures. The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act.

  Risks. Typically, investment in futures contracts requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. Investment in options involves payment of a premium for the option without any further obligation on the part of the Fund.

  The Fund will not engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio. In addition, the Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of its total assets (taken at current value). Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract.

  Hedging transactions present certain risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value. Income earned by the Fund from its hedging activities generally will be treated as capital gains.

                              SHARES OF THE FUND

  Four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Class R Shares are authorized for the Fund. Currently, the Fund is offering Class A and Class C Shares. Other classes of shares are not presently available, but may be offered in the future. The Fund is authorized to offer up to four classes of shares which may be purchased at a price equal to their net asset value per share, plus (for certain classes) a sales charge (discussed below) which, at the election of the purchaser, may be imposed either (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares" or the "Class C Shares"). The four classes of shares each represent an interest in the same portfolio of investments of the Fund and have the same rights, except (i) Class B and Class C Shares bear the expenses of the deferred sales arrangement and any expenses (including a higher distribution services fee) resulting from such sales arrangement, (ii) each class that is subject to a distribution fee has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. Additionally, Class B Shares will automatically convert into Class A Shares after a specified period of years (as described below). The net income attributable to Class B and Class C Shares and the dividends payable on Class B and Class C Shares will be reduced by the amount of the higher distribution services fee and certain other incremental expenses associated with the deferred sales charge arrangement. The net asset value per share of Class A Shares, Class B Shares, Class C Shares and Class R Shares is expected to be substantially the same, but it may differ from time to time.

  1. Class A Shares. The public offering price of Class A Shares is equal to net asset value plus an initial sales charge that is a variable percentage of the offering price depending on the amount of the sale. Net asset value will be determined as described in the Prospectus under "How Fund Shares are Priced." The net assets attributable to Class A Shares are subject to an ongoing services fee (see "About the Distributor" in the Prospectus). Purchasers of Class A Shares may be entitled to reduced sales charges through a combination of investments, rights of accumulation or a Letter of Intent even if their current investment would not normally qualify for a quantity discount (see "Reduced Sales Charges" in the Prospectus). Class A Shares also qualify for certain exchange and reinvestment privileges as described in "Exchange And Reinvestment Privilege" in the Prospectus. The investor or the investor's broker or dealer is responsible for promptly forwarding payment to the Fund for shares purchased. Class A Shares may be subject to a CDSC as explained in the Prospectus under "Class A Contingent Deferred Sales Charge".

  2. Class B Shares. Class B Shares are sold at net asset value (see "Net Asset Value") without a sales charge at the time of purchase. Instead, the sales charge is imposed on a contingent deferred basis. The net assets attributable to Class B Shares are subject to an ongoing distribution fee (see "Distributor" below). The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment of the purchase of Class B Shares until the time such shares are redeemed. Solely for purposes of determining the number of years from the time of any payment of the purchase of Class B Shares, all payments during any month will be aggregated and deemed to have been made on the last day of the month.

  Class B Shares automatically convert into Class A Shares after 8 years after the end of the month in which a stockholder's order to purchase Class B Shares was accepted. As a result, the shares that converted will no longer be subject to a sales charge upon redemption and will enjoy the lower Class A distribution services fee.

  For purposes of conversion of Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a stockholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the stockholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account also will convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing determination that (i) the assessment of the higher distribution services fee and transfer agency cost with respect to Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of Class B Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares would occur, and Class B Shares might continue to be subject to the higher distribution services fee for an indefinite period, which period may extend beyond the conversion period after the end of the month in which the shares were issued.

  The Class B Shares are otherwise the same as Class C Shares and are subject to the same conditions, except that they can only be exchanged for other Class B Shares without imposition of sales charges.

  3. Class C Shares. Class C Shares are sold at net asset value (see "How Fund Shares are Priced" in the Prospectus) without a sales charge at the time of purchase. Instead, the Class C Shares are subject to a 1% CDSC if they are redeemed within one year after purchase. The net assets attributable to Class C Shares are subject to an ongoing distribution and services fee of 0.75% (see "About the Distributor" in the Prospectus). The Class C Shares have no conversion rights.

  The CDSC will not be imposed on amounts representing increases in net asset value above the initial purchase price. Additionally, no charge will be assessed on Class B or Class C Shares derived from reinvestment of dividends or capital gains distributions. The CDSC will be waived (i) on redemption of shares following the disability (as determined in writing by the Social Security Administration) or death of a stockholder, (ii) on certain redemptions in connection with IRAs and other qualified retirement plans, and
(iii) when Class B or Class C Shares are exchanged for Class B or Class C Shares of other Flagship Funds distributed by the Distributor (see "Exchange And Reinvestment Privilege" in the Prospectus). In the case of an exchange, the length of time that the investor held the original Class B or Class C Shares is counted towards satisfaction of the period during which a deferred sales charge is imposed on the Class B or Class C for which the exchange was made.

  4. Class R Shares. You may purchase Class R Shares with monies representing dividends and capital gain distributions on Class R Shares of the Fund. Also, you may purchase Class R Shares if you are within the following specified categories of investors who are also eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, current and former directors of the Fund; bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members; any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates; and bank or broker-affiliated trust departments; persons investing $1 million or more in Class R Shares; and clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based "wrap" fees for their services.

  If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual distribution fee to compensate John Nuveen & Co. Incorporated (the "Distributor") for distribution costs associated with the Fund and to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

                     OFFICERS, DIRECTORS AND STOCKHOLDERS

  The management of the Corporation, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Directors. The Corporation currently has eight directors, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the directors and officers of the Corporation and their principal occupations and other affiliations during the past five years are set forth below, with those directors who are "interested persons" of the Corporation indicated by an asterisk.

                       POSITIONS
                      AND OFFICES             PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE  WITH TRUST             DURING PAST FIVE YEARS
----------------  --- -----------             ----------------------
Timothy R.        49  Chairman and Chairman since July 1, 1996 of The John
 Schwertfeger*         Director     Nuveen Company, John Nuveen & Co.
 333 West                           Incorporated, Nuveen Advisory Corp. and
 Wacker Drive                       Nuveen Institutional Advisory Corp.; prior
 Chicago, IL                        thereto Executive Vice President and
 60606                              Director of The John Nuveen Company, John
                                    Nuveen & Co. Incorporated, Nuveen Advisory
                                    Corp. and Nuveen Institutional Advisory
                                    Corp.; Chairman and Director (since January
                                    1997) of Nuveen Asset Management, Inc.;
                                    Director (since 1996) of Institutional
                                    Capital Corporation.

                              POSITIONS
                             AND OFFICES              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS        AGE   WITH TRUST              DURING PAST FIVE YEARS
----------------        ---  -----------              ----------------------
Anthony T. Dean*        53  President and  President since July 1, 1996 of The John
 333 West Wacker Drive       Director       Nuveen Company, John Nuveen & Co.
 Chicago, IL 60606                          Incorporated, Nuveen Advisory Corp. and
                                            Nuveen Institutional Advisory Corp.; prior
                                            thereto, Executive Vice President and
                                            Director of The John Nuveen Company, John
                                            Nuveen & Co. Incorporated, Nuveen Advisory
                                            Corp. and Nuveen Institutional Advisory
                                            Corp.; President and Director (since
                                            January 1997) of Nuveen Asset Management,
                                            Inc.; Chairman and Director (since 1997) of
                                            Rittenhouse Financial Services, Inc.
Robert P. Bremner       58  Director       Private Investor and Management Consultant.
 3725 Huntington
 Street, N.W.
 Washington, D.C. 20015
Lawrence H. Brown       64  Director       Retired (August 1989) as Senior Vice
 201 Michigan Avenue                        President of The Northern Trust Company.
 Highwood, IL 60040
Anne E. Impellizzeri    65  Director       Executive Director of Manitoga (Center for
 3 West 29th Street                         Russel Wright's Design with Nature);
 New York, NY 10001                         formerly President and Chief Executive
                                            Officer of Blanton-Peale Institutes.
Peter R. Sawers         65  Director       Adjunct Professor of Business and Economics,
 22 The Landmark                            University of Dubuque, Iowa; Adjunct
 Northfield, IL 60093                       Professor, Lake Forest Graduate School of
                                            Management, Lake Forest, Illinois;
                                            Chartered Financial Analyst; Certified
                                            Management Consultant.
William J. Schneider    54  Director       Senior Partner, Miller-Valentine Partners,
 4000 Miller-Valentine                      Vice President, Miller-Valentine Group.
 Ct.
 P.O. Box 744
 Dayton, OH 45401
Judith M. Stockdale     50  Director       Executive Director, Gaylord and Dorothy
 35 E. Wacker Drive                         Donnelley Foundation (since 1994); prior
 Suite 2600                                 thereto, Executive Director, Great Lakes
 Chicago, IL 60601                          Protection Fund (from 1990 to 1994).
Alan G. Berkshire       37  Vice President Vice President and General Counsel (since
 333 West Wacker Drive       and Assistant  September 1997) and Secretary (since May
 Chicago, IL 60606           Secretary      1998) of The John Nuveen Company, John
                                            Nuveen & Co. Incorporated, Nuveen Advisory
                                            Corp. and Nuveen Institutional Advisory
                                            Corp., prior thereto, Partner in the law
                                            firm of Kirkland & Ellis.

                         POSITIONS
                        AND OFFICES              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE   WITH TRUST               DURING PAST FIVE YEARS
----------------  ---   -----------              ----------------------
Michael S.        41  Vice President  Vice President of Nuveen Advisory Corp.
 Davern                                (since January 1997); prior thereto, Vice
 One South                             President and Portfolio Manager of Flagship
 Main Street                           Financial.
 Dayton, OH
 45402
Lorna C.          53  Vice President  Vice President of John Nuveen & Co.
 Ferguson                              Incorporated; Vice President (since January
 333 West                              1998) of Nuveen Advisory Corp. and Nuveen
 Wacker                                Institutional Advisory Corp.
 Drive
 Chicago, IL
 60606
William M.        34  Vice President  Vice President of Nuveen Advisory Corp.
 Fitzgerald                            (since December 1995); Assistant Vice
 333 West                              President of Nuveen Advisory Corp. (from
 Wacker                                September 1992 to December 1995), prior
 Drive                                 thereto, Assistant Portfolio Manager of
 Chicago, IL                           Nuveen Advisory Corp. (from June 1988 to
 60606                                 September 1992).
Stephen D.        44  Vice President  Vice President of John Nuveen & Co.
 Foy                   and Controller  Incorporated.
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
J. Thomas         43  Vice President  Vice President of Nuveen Advisory Corp.
 Futrell
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
Richard A.        35  Vice President  Vice President of Nuveen Advisory Corp.
 Huber                                 (since January 1997); prior thereto, Vice
 333 West                              President and Portfolio Manager of Flagship
 Wacker                                Financial.
 Drive
 Chicago, IL
 60606
Steven J.         41  Vice President  Vice President of Nuveen Advisory Corp.
 Krupa
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
Larry W.          47  Vice President  Vice President, Assistant Secretary and
 Martin                                Assistant General Counsel of John Nuveen &
 333 West                              Co. Incorporated; Vice President and
 Wacker                                Assistant Secretary of Nuveen Advisory
 Drive                                 Corp.; Vice President and Assistant
 Chicago, IL                           Secretary of Nuveen Institutional Advisory
 60606                                 Corp.; Assistant Secretary of The John
                                       Nuveen Company.
Edward F.         33  Vice President  Vice President (since September 1996),
 Neild, IV                             previously Assistant Vice President (since
 333 West                              December 1993) of Nuveen Advisory Corp.,
 Wacker                                portfolio manager prior thereto; Vice
 Drive                                 President (since September 1996),
 Chicago, IL                           previously Assistant Vice President (since
 60606                                 May 1995) of Nuveen Institutional Advisory
                                       Corp., portfolio manager prior thereto;
                                       Chartered Financial Analyst.

                        POSITIONS
                       AND OFFICES              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE   WITH TRUST              DURING PAST FIVE YEARS
----------------  ---  -----------              ----------------------
Stephen S.        40  Vice President Vice President (since September 1997),
 Peterson                             previously Assistant Vice President (since
 333 West                             September 1996) of Nuveen Advisory Corp.,
 Wacker Drive                         Portfolio Manager prior thereto.
 Chicago, IL
 60606
Stuart W.         42  Vice President Vice President of John Nuveen & Co.
 Rogers                               Incorporated.
 333 West
 Wacker Drive
 Chicago, IL
 60606
Thomas C.         47  Vice President Vice President of Nuveen Advisory Corp. and
 Spalding, Jr.                        Nuveen Institutional Advisory Corp.;
 333 West                             Chartered Financial Analyst.
 Wacker Drive
 Chicago, IL
 60606
H. William        64  Vice President Vice President and Treasurer of The John
 Stabenow              and Treasurer  Nuveen Company, John Nuveen & Co.
 333 West                             Incorporated, Nuveen Advisory Corp. and
 Wacker Drive                         Nuveen Institutional Advisory Corp.
 Chicago, IL
 60606
William S.        33  Vice President Vice President of John Nuveen & Co.
 Swanson                              Incorporated (since October 1997), prior
 333 West                             thereto, Assistant Vice President (since
 Wacker Drive                         September 1996); formerly, Associate of
 Chicago, IL                          John Nuveen & Co. Incorporated.
 60606
Gifford R.        42  Vice President Vice President, Secretary and Assistant
 Zimmerman             and Secretary  General Counsel of John Nuveen & Co.
 333 West                             Incorporated; Vice President and Assistant
 Wacker Drive                         Secretary of Nuveen Advisory Corp.; Vice
 Chicago, IL                          President and Assistant Secretary of Nuveen
 60606                                Institutional Advisory Corp.; Chartered
                                      Financial Analyst.

  Anthony Dean, Peter Sawers and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors.

  The directors of the Corporation are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory Corp.

  The following table sets forth compensation paid by the Corporation to each of the directors of the Corporation and the total compensation paid to each director during the fiscal year ended June 30, 1998. The Corporation has no retirement or pension plans. The officers and directors affiliated with Nuveen serve without any compensation from the Corporation. Directors Brown, Impellizzeri, Rosenheim and Sawers became directors of this Corporation on January 30, 1997.

                                             AGGREGATE       TOTAL COMPENSATION
                                           COMPENSATION     FROM CORPORATION AND
                                        FROM THE TWO SERIES     FUND COMPLEX
      NAME OF DIRECTOR                  OF THIS CORPORATION  PAID TO DIRECTORS
      ----------------                  ------------------- --------------------
      Robert P. Bremner................        $265               $66,446
      Lawrence H. Brown................        $272               $79,000
      Anne E. Impellizzeri.............        $265               $73,000
      Margaret K. Rosenheim............        $ 76               $29,506(1)
      Peter R. Sawers..................        $265               $73,000
      William J. Schneider.............        $265               $66,446
      Judith M. Stockdale..............        $195(2)            $49,000(2)

--------
(1) Includes $1,256 in interest accrued on deferred compensation from prior years; former director, retired July 1997.
(2) Elected to the Board in July 1997.

  Each director who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Corporation requires no employees other than its officers, all of whom are compensated by Nuveen.

  As of October 2, 1997, to the knowledge of management, the following stockholder held of record more than 5% of the Class A Shares of the Utility Income Fund: Merrill Lynch, Pierce, Fenner & Smith FSBC, Attn: Fund Administration, 4800 Deer Lake Dr. E. Fl. 3, Jacksonville, FL 32246-6484, 28.72%; and the following stockholder held of record more than 5% of the Class C Shares of the Utility Fund: Merrill Lynch, Pierce, Fenner & Smith FSBC,
Attn: Fund Administration, 4800 Deer Lake Dr. E. Fl. 3, Jacksonville, FL 32246-6484, 32.24%. All directors and officers as a group own less than 1% of the outstanding shares as of the above date. The Fund has no knowledge of any other person owning more than 5% of the outstanding shares as of such date.

                         INVESTMENT ADVISORY SERVICES

  As stated in the Utility Income Fund Prospectus, Nuveen Advisory Corp. acts as investment adviser (the "Manager") to the Utility Income Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement").

  See "About the Investment Manager" in the Prospectus for a description of the Manager's duties as investment adviser. The Manager's administrative obligations include: (i) assisting in supervising all aspects of the Utility Income Fund's operations; (ii) providing the Utility Income Fund, at the Manager's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration of the Utility Income Fund; and
(iii) providing the Utility Income Fund, at the Manager's expense, with adequate office space and related services. The Utility Income Fund paid $0; $0; and $126,947 to the Manager pursuant to its Advisory Agreement for the three fiscal years ended June 30, 1996, June 30, 1997 and June 30, 1998, respectively. The amounts paid for the fiscal years ended June 30, 1996, June 30, 1997 and June 30, 1998 do not include $157,329; $158,085; and $2,443 respectively, of the Manager's fee which was permanently waived by the Manager for that period. The Utility Income Fund's accounting records are maintained, at the Utility Income Fund's expense, by its Custodian, The Chase Manhattan Bank.

  The Advisory Agreement will terminate automatically upon assignment and its continuance must be approved annually by the Fund's Board of Directors or a majority of the Fund's outstanding voting shares and in either case, by a majority of the Fund's independent directors. The Advisory Agreement is terminable at any time without penalty by the Board of Directors or by a vote of a majority of the voting shares on 60 days' written notice to the Manager, or by the Manager on 60 days' written notice to the Utility Income Fund.

  The Manager of the Utility Income Fund has agreed that in the event the operating expenses of the Utility Income Fund (including fees paid by the Utility Income Fund to the Manager and payments by the Utility Income Fund to the Distributor but excluding taxes, interest, brokerage and extraordinary expenses) for any fiscal year ending on a date on which the Advisory Agreement with the Utility Income Fund is in effect, exceed the expense limitations imposed by applicable state securities laws or any regulations thereunder, it will, up to the amount of its fee, reduce its fee or reimburse the Utility Income Fund in the amount of such excess. As of the date of this Prospectus, under the most restrictive state regulations applicable, the Manager would be required to reimburse the Utility Income Fund such operating expenses exceeding 2 1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets, and 1 1/2% of the remaining average net assets. The Manager believes that such operating expenses will be less than such amounts.

  Securities held by the Utility Income Fund may also be held by, or be appropriate investments for, other investment advisory clients of the Manager and its affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Utility Income Fund or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Utility Income Fund and such other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price of such securities.

                                     TAXES

  References are made to the sections in the Prospectus entitled "Taxes" for a discussion of relevant tax matters and to which the discussion below is supplementary.

TAXATION OF THE FUND

  Each Portfolio of the Fund intends to qualify as a regulated investment company ("RIC") for federal income tax purposes. In order to so qualify, each Portfolio must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (b) generally derive less than 30% of its gross income from gains from the sale or other disposition of securities and certain other investments held for less than three months (this requirement applies only to taxable years beginning on or before August 5, 1997); and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of such Portfolio's assets is represented by cash, United States government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of such Portfolio's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of such Portfolio's assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs).

  If each Portfolio of the Fund qualifies as a RIC and distributes to its stockholders at least 90% of its investment company taxable income (not including net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), then each Portfolio will not be subject to federal income tax on the income so distributed. However, each Portfolio would be subject to corporate income tax on any undistributed income. In addition, each Portfolio will be subject to a nondeductible 4% excise tax on the amount by which the income it distributes in any calendar year is less than a required distribution amount. The required distribution amount for a calendar year equals the sum of (a) 98% of each Portfolio's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of such calendar year; and (c) 100% of the undistributed income and gains from prior years. Each Portfolio intends to distribute sufficient income so as to avoid both corporate income tax and the excise tax. However, a Portfolio may in the future decide to retain all or a portion of its net capital gain. In such case, the Portfolio would be subject to corporate income tax on such retained net capital gain; would designate to stockholders the undistributed capital gain; stockholders would include as long-term capital gain income such undistributed net capital gain; and stockholders would be eligible for a credit with respect to such tax paid by the Portfolio.

TAX OBJECTIVE OF DIVIDEND POLICY FOR CORPORATE INVESTORS

  The Utility Income Fund's dividend procedures are designed to maximize the federal income tax advantage of the 70% dividends-received deduction to domestic corporate stockholders. If the Utility Income Fund did not declare dividends on a frequent basis, the net asset value would tend to rise during the period between dividends, due to income received on the investment portfolio and the gradual increase in market value shown by many preferred stocks or other securities as periodic dividend payment dates approach. Under this method, any increase in net asset value would result in short- or long-term capital gains rather than dividend income for stockholders who redeemed shares between dividend payment dates. By averaging the anticipated income on a daily basis and declaring each day's anticipated income as a dividend, the Utility Income Fund seeks to maximize the portion of the Utility Income Fund's income and temporary unrealized appreciation that will qualify as dividend income. Although the Utility Income Fund and the Manager believe that the Utility Income Fund will be able to achieve its tax objectives, there can be no assurances on this matter.

  Dividends distributed by the Fund to stockholders will only be eligible for the dividends-received deduction to the extent of the Fund's gross income that consists of dividends received on equity securities of domestic corporations with respect to which the Fund meets the same holding period, risk of loss and borrowing limitations applicable to the Fund's stockholders, as described below under "Holding Period and Other Requirements". If the expenses and losses of the Fund equal or exceed non-qualifying income (if any), all dividends distributed by the Fund may qualify for the dividends-received deduction.

  In the event that the Fund's total distributions (including distributed or designated net capital gain) for a taxable year exceed, generally, its investment company taxable income and net capital gain, a portion of each distribution will be treated as a return of capital, which will not qualify for the dividends-received deduction. Distributions treated as a return of capital reduce a stockholder's basis in its shares and could result in recognition of capital gain either when a distribution is in excess of basis, or more likely, when a stockholder redeems its shares.

  For purposes of the alternative minimum tax imposed on corporations, alternative minimum taxable income will be increased by 75% of the amount by which an alternative measure of income (adjusted current earnings) that includes the full amount of dividends received (without regard to the dividends-received deduction) exceeds the amount otherwise determined to be the alternative minimum taxable income. Accordingly, an investment in the Fund may cause a corporate stockholder to be subject to (or result in an increased liability under) the alternative minimum tax.

HOLDING PERIOD AND OTHER REQUIREMENTS

  In order to qualify for the benefits of the dividends-received deduction, a corporate stockholder must satisfy certain holding period requirements with respect to the Fund's shares. Section 246 of the Code permits the dividends-received deduction to corporate stockholders only if the shares with respect to which the dividends were paid have been held for more than 45 days during the 90-day period beginning on the date which is 45 days before the date on which such shares become ex-dividend with respect to such dividend. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's daily dividends. The Fund has received a ruling under Section 246 with respect to this issue from the Internal Revenue Service (the "IRS") confirming the Fund's interpretation. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disregarded. The Fund and the Manager believe that once a stockholder has satisfied this 46-day holding period with respect to any block of shares, such stockholder will similarly satisfy the 46-day holding period on reinvested dividends declared with respect to such shares to the extent that such stockholder's total redemptions during any period are properly identified, as described below, as relating to shares with respect to which the stockholder has satisfied the 45-day period.

  In addition, the holding period is reduced for periods during which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of.

  The dividends-received deduction will also be reduced, for stockholders who incur indebtedness in order to purchase shares of the Fund, by the percentage of the cost of the shares that is debt-financed. Generally, this limitation applies only if the debt is directly attributable to the purchase of shares. Whether debt is directly attributable to the purchase of shares depends on the particular facts and circumstances of each situation and accordingly stockholders are urged to consult their tax advisers.

  A stockholder and the Fund may also be subject to the extraordinary dividend provision of the Code under which a stockholder's basis in stock can be reduced if certain extraordinary dividends are received.

  Identification of Utility Income Fund Shares. The IRS has specific regulations governing the identification of shares to be redeemed by a stockholder that wishes to redeem some, but not all, of its shares. In effect, provided that any shares redeemed are properly identified, as described below, as shares which have been held for more than 45 days, these regulations permit a stockholder to make redemptions on a weekly or even daily basis without adversely affecting the availability of the dividends-received deduction.

  The IRS's regulations permit a stockholder to identify specifically the shares to be redeemed, thereby enabling such stockholder to select for redemption those shares having a tax basis and holding period considered to be most favorable by such stockholder. Alternatively, the regulations also permit a stockholder to elect to differentiate shares on the basis of long- and short-term holding periods and to designate from which category the redeemed shares are to be drawn. For tax basis purposes, the basis of all shares in a category will be averaged. In the absence of adequate identification under the rules, any shares redeemed, including classes of shares subject to a contingent deferred sales load, will be charged against the earliest lot(s) acquired for both holding period and tax basis purposes.

  Basis Adjustment for Extraordinary Dividends of Utility Income Fund. Under
section 1059 of the Code, a corporation which receives an "extraordinary dividend" and disposes of the stock with respect to which such dividend was paid, provided generally that such stock has not been held for at least two years prior to the date of declaration, announcement or agreement about the extraordinary dividend, is required to reduce its basis in such stock (but not below zero) by the amount of the dividend which was not taxed because of the dividends-received deduction with such basis reduction generally being treated as having occurred immediately before the sale or disposition of such stock. To the extent that such untaxed amount exceeds the shareholder's basis, such excess will be taxed as gain upon a sale or disposition of such stock. An extraordinary dividend generally is any dividend that equals or exceeds 10% of the shareholder's basis in the stock (5% in the case of preferred stocks).

  For this purpose, generally, all dividends received within any 85-day period, and, if such dividends total more than 20% of the shareholder's basis in its stock, all dividends received within one year, must be aggregated for purposes of determining whether such dividends constitute extraordinary dividends. The holder may elect to determine the status of extraordinary dividends by reference to the fair market value of the stock as of the date before the ex-dividend date, rather than by reference to the adjusted basis of such stock (provided the holder established the fair market value to the satisfaction of the IRS). If the Fund receives any extraordinary dividends (as so defined) with respect to any stock and does not maintain the two-year holding period described above, its basis in such stock will be reduced, and it may recognize additional gain upon disposition of such stock. Similarly, if the dividends received by an investor constitute extraordinary dividends, the investor may be required to recognize additional gain upon redemption. See "Taxes--Capital Gain Dividends" and "Taxes-- Redemptions" in the Utility Income Fund Prospectus.

  Section 1059(f) of the Code generally provides that dividends on certain self-liquidating stock are treated as extraordinary dividends without regard to the period that the taxpayer has held such stock. In general, the stock that is subject to this provision is preferred stock which (i) when issued, has a dividend rate which declines (or can reasonably be expected to decline) in the future (ii) has an issue price in excess of its liquidation rights or stated redemption price, or (iii) is otherwise structured to enable corporate stockholders to reduce tax through a combination of dividend received deduction and loss on the disposition of the stock. Although it is arguable that the dividend rate on adjustable rate preferred stock can reasonably be expected to decline in the future, the Fund does not believe that this provision was intended to cover stock which is not designed to produce both an increased dividends received deduction and a capital loss. The Fund does not intend to invest in stock paying dividends which are treated as extraordinary under this provision.

  In determining whether the two-year holding period has been met, the same rules apply as are applicable to the 45-day holding period requirement for the dividends-received deductions.

  In the event that total distributions (including distributed or designated net capital gain) for a taxable year exceed its investment company taxable income and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a stockholder's basis in its shares and could result in a capital gains tax either when a distribution is in excess of basis or, more likely, when a stockholder redeems its shares.

  Stockholders of a Portfolio will be notified annually by the Fund as to the federal tax status of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local taxes. State and local tax treatment may vary according to applicable laws. Stockholders can elect to receive distributions in cash or in additional shares of such Portfolio. The price of the additional shares is determined as of the record date for the dividend payment.

  The Fund may in the future engage in various defensive hedging transactions. Under various Code provisions such transactions might change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

                      YIELD AND TOTAL RETURN CALCULATION

  In accordance with SEC regulations, the Fund may include current yield and average annual total return in advertisements or information furnished to stockholders or potential investors. Yields are calculated (separately for each class of shares) in accordance with the SEC's standardized yield formula. Under this formula, dividend and interest income over the 30 day measurement period, is reduced by period expenses and divided by the number of days within the measurement period to arrive at a daily income rate. This daily income rate is then expressed as a semiannually compounded yield based on the maximum offering price of a share assuming a standardized 360 day year. The Utility Income Fund may quote a tax equivalent yield, which reflects the rate a corporate investor (assuming the availability of the 70% dividends-received deduction for all daily dividends and a then appropriate and specified corporate tax rate) would have to earn on a taxable security in order to equal the same after-tax return.

  The Fund may also advertise total return for each class of shares which is calculated differently from "average annual total return" (a "non-standardized quotation"). A non-standardized quotation of total return measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation of total return for a particular class of shares will always be accompanied by the "average annual total return" for such class. Average annual total return for any time period is calculated (separately for each class) by assuming an investment at the beginning of the measurement period at the maximum offering price. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement period, the total number of shares owned are redeemed at net asset value (less any applicable contingent deferred sales load). The change in the total value during the investment period is then expressed as an average annual total rate of return. The Utility Income Fund may also quote its current yield and total return of each class on a tax equivalent basis assuming the availability of the 70% dividends-received deduction for all of its daily dividends and a then appropriate and specified corporate tax rate. The Utility Income Fund may also quote rankings, yields or returns as published by recognized statistical services or publishers wherein its performance is categorized or compared with other funds with similar investment objectives, such as Lipper Analytical Service's "Utility Funds" under "Equity Funds," or this same data as quoted by Barron's, Business Week, Forbes, Fortune, Micropal, Money, Mutual Fund, Personal Investing, Worth, Value Line Mutual Fund Survey, or others; Weisenberger Investment Companies Service's annual Investment Companies under "Growth and Current Income"; or Morningstar, Inc.'s Mutual Fund Values under "Specialty--Utilities."

  Current yield and total return of each class will vary from time to time depending on market conditions, the composition of the portfolio, operating expenses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the performance figures of the Utility Income Fund with those of other investment vehicles.

  Yield and Total Return Calculation as of June 30, 1998, for the Utility Income Fund (there is no historical data for Class B or R Shares):

            CURRENT           AVERAGE ANNUAL TOTAL RETURN
            30 DAY        ---------------------------------------------      INCEPTION
             YIELD        1 YEAR       5 YEAR       SINCE INCEPTION*           DATE
            -------       ------       ------       ----------------       -------------
Class A      3.85%        14.35%        8.67              9.83%            Aug. 26, 1983
Class C      3.47%        18.65%        8.99             10.01%             July 6, 1993

--------
   *Since inception returns are reflected since the change in investment objectives as of 7/1/91.

                                 DISTRIBUTIONS

  The Utility Income Fund anticipates making daily distributions. The anticipated daily distributable income of the Utility Income Fund for a particular day will be equal to the "anticipated daily dividend and interest income" for the day, less the "anticipated daily expenses" for that day plus or minus any special adjustment for that day.

  As with all declarations of distributions by investment companies, the net asset value will be reduced by the amount of each daily dividend at the time of declaration.

ANTICIPATED DAILY DIVIDEND AND INTEREST INCOME

  In order to determine this component of anticipated daily distributable income, the Manager will first project the amount of the next anticipated dividend or interest payment (or accretion of discount in the case of discounted instruments) on each security and the date upon which such dividend or interest is scheduled to be paid and will then divide such amount by the number of days from the most recent dividend or interest payment date to the next anticipated payment date.

  The Manager will continually monitor each portfolio instrument held by the Utility Income Fund and will revise, as often as appropriate, its projections of the amount and timing of dividend and interest payments. In making any revision, the Manager will recalculate the anticipated daily dividend or interest income for the instrument and calculate the difference between the original and revised anticipated daily income figures. The Manager will then use the revised figure after temporarily adjusting it to account for the cumulative effect of such revision on the period prior to such revision. In making this temporary adjustment, the Manager will generally add or subtract such difference to or from the revised daily income figure for the particular instrument for the same number of days as have already elapsed prior to such revision during the anticipated payment period. However, if the revised figure is less than 50% of the original figure, the Manager will make such adjustment over a longer period of time or, in extreme cases, will apply such adjustment to other portfolio securities in order to minimize the effect of any such revision.

  Special dividends, if any, will not be included in anticipated daily income until declared and will then be included ratably over the number of days remaining from the time the Manager learns of such declaration to the end of the month following the month during which such dividend is paid (but in no event later than the end of the Utility Income Fund's taxable year).

  There is, of course, no assurance that dividends will be declared by the directors of the companies in which the Utility Income Fund invests or that interest will be paid on the debt obligations held by the Utility Income Fund.

ANTICIPATED DAILY EXPENSES

  In order to determine this component of the anticipated daily distributable income, the Manager will first project the total amount of anticipated expenses in a proportionate amount for each class and will then divide such amount by the number of days during the year. The Manager will continually monitor the Utility Income Fund's expenses and will revise, as often as appropriate, its projections of such expenses. In making any revision, the Manager will, in the same manner as described above under "Anticipated Daily Dividend and Interest Income," recalculate the anticipated daily expenses figure and the cumulative difference and will then spread the amount of such difference over the number of days remaining during the year.

SPECIAL ADJUSTMENTS

  Gains and losses on portfolio securities (both realized and unrealized) do not enter into the determination of anticipated daily distributable income even though such gains and losses affect the Utility Income Fund's net asset value and even though realized gains and losses affect the Utility Income Fund's book and taxable income. The Utility Income Fund does not include these gains and losses in the determination of anticipated daily distributable income because (i) it is the belief of the Utility Income Fund and the Manager that any component of gains and losses on the sale of securities that is attributable to the timing of dividend or interest payments on portfolio securities is likely to be reflected in the anticipated dividend and interest income component of the daily dividend formula and (ii) the Utility Income Fund and the Manager do not expect that a significant portion of the Utility Income Fund's income will be short- or long-term capital gain or loss.

  The Manager will, however, continually monitor the Utility Income Fund's aggregate short- and long-term capital gain or loss and ordinary income after taking into account dividends declared with respect to anticipated dividend and interest income on portfolio securities sold prior to the Utility Income Fund being entitled to receive such income. If the Manager concludes that the Utility Income Fund is accumulating short-term capital gain or loss ordinary income in an amount which may be material, the Utility Income Fund reserves the right to adjust the daily dividend so as to more nearly accomplish the Utility Income Fund's objective of distributing as much as practicable of its investment company taxable income in the form of dividends. Any such adjustments will be made over the course of such period of not less than 60 days as the Utility Income Fund shall determine (but in no event ending later than the last day of the Utility Income Fund's taxable year).

                                  DISTRIBUTOR

  As stated in the Prospectus, John Nuveen & Co., Incorporated acts as the distributor (the "Distributor") of shares of the Fund in accordance with the terms of the Distribution Agreement originally dated January 1, 1997. The Distributor will make a continuous offering of the shares and will be responsible for all sales and promotion efforts. There is no redemption charge. Each Distribution Agreement must be approved in the same manner as the Advisory Agreement discussed under "Investment Advisory Services" above and will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the Utility Income Fund's outstanding shares on 60 days' written notice to the Distributor and by the Distributor on 60 days' written notice to the Utility Income Fund.

  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan (the "Plan") with respect to Class A Shares, Class B Shares and Class C Shares which permits the Fund to pay for certain distribution and promotion expenses related to marketing the shares of each Portfolio. The Plan authorizes the Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of the Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Fund's disinterested directors. The scope of the foregoing shall be interpreted by the directors, whose decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the directors, the following activities are hereby declared to be primarily intended to result in the sale of shares of the Fund: advertising the Fund or the Fund's investment manager's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's investment manager and its personnel of any of them for providing services to stockholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to stockholder accounts; the production and dissemination of prospectuses including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and stockholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the directors; and the financing of any activity for which payment is authorized by the directors. Pursuant to the Plan, the Fund through authorized officers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with the Fund.

  The maximum amount payable by the Fund under the Plan and related agreements with respect to Class A Shares is .20% of each Portfolio's average daily net assets for the year attributable to such Class A Shares. For Class B Shares, the maximum amount payable annually is .95% of such Portfolio's average daily net assets attributable to such Class B Shares. For Class C Shares, the maximum amount payable annually is .75% of such Portfolio's average daily net assets attributable to such Class C Shares. In the case of broker-dealers and others, such as banks, who have Selling or Service Agreements with the Distributor or the Fund, the maximum amount payable to any recipient is
 .000548% per day (.20% on an annualized basis) of the proportion of daily net assets of the Portfolio attributable to Class A Shares represented by such person's customers. The maximum amount payable to any such recipient with respect to Class B Shares is .00260% per day (.95% on an annualized basis) of the proportion of average daily net assets of such Portfolio's attributable to Class B Shares represented by such person's customers. The maximum amount payable to any such recipient with respect to Class C Shares is .00205% per day (.75% on an annualized basis) of the proportion of average daily net assets of such Portfolio's attributable to Class C Shares represented by such person's customers. As described in the Prospectus, the Board of Directors may reduce these amounts at any time. All distribution expenses incurred by the Distributor and others, such as broker-dealers or banks, in excess of the amount paid by a Portfolio will be borne by such persons without any reimbursement from such Portfolio.

  As detailed in the chart below, under its Plan and related agreements, the Flagship Utility Income Fund paid the amounts shown. Amounts permanently waived by the Distributor for the same periods are also shown. There is no historical data for Class B Shares.

 FISCAL YEAR                 AMOUNT PAID                              AMOUNT PERMANENTLY
ENDED JUNE 30               TO DISTRIBUTOR                           WAIVED BY DISTRIBUTOR
-------------               --------------                           ---------------------
Class A
 1993                          $ 53,599                                     $10,139
 1994                           128,548                                          --
 1995                           101,226                                          --
 1996                            92,234                                       9,861
 1997                            73,137                                          --
 1998                            40,415                                          --
Class C
 1994                            32,610                                       3,378
 1995                            48,312                                          --
 1996                            53,871                                       2,578
 1997                            50,127                                          --
 1998                            42,528                                          --

These amounts are summarized below as to purpose:

 FISCAL YEAR    COMPENSATION   SALARIES &   ADVERTISING &
ENDED JUNE 30    TO BROKERS     BENEFITS     PROMOTIONS     OVERHEAD    TOTAL
-------------   ------------   ----------   -------------   --------   -------
Class A
 1993              36,042        17,557            --           --      53,599
 1994              75,919            --        52,629           --     128,548
 1995              60,804            --        40,422           --     101,226
 1996              60,116        23,120         8,998           --      92,234
 1997*             31,512         8,092         2,321        6,796      48,721
 1998              40,415            --            --           --      40,415
Class C
 1994              32,610            --            --           --      32,610
 1995              37,018         5,929         4,566          799      48,312
 1996              50,580         3,291            --           --      53,871
 1997*             22,239         2,138         2,638        1,696      28,711
 1998              38,928            --            --           --      38,928

* Amounts represent the period from July 1, 1996 through December 31, 1996.

  The Plan, the Distribution Agreement, the Selling Agreements and the Service Agreements of the Fund have been renewed with respect to the Utility Income Fund, by the Fund's Board of Directors, including a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by vote cast in person at meetings called for the purpose of voting on the Plan and such agreements. Continuation of the Plan and the related agreements must be approved annually in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent directors or by a majority of a Portfolio's outstanding shares. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the respective Portfolio's outstanding shares, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent directors.

  In order for the Plan to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be done by the directors who are not "interested persons" and the persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

  Also in its capacity as national wholesale underwriter for shares of the Fund, the Distributor received commissions on sales of the Fund's Class A and Class C Shares offered on a continuous basis for the years ended June 30, 1993, 1994, 1995, 1996, 1997 and 1998, as follows (no commissions were received in prior years; there is no historical data for Class B or R Shares):

       FISCAL YEAR                     AGGREGATE                              RETAINED BY
      ENDED JUNE 30                     AMOUNT                                DISTRIBUTOR
      -------------               -------------------                         -----------
      Class A
       1993                           $1,009,000                                $46,000
       1994                              297,500                                 37,300
       1995                               84,100                                 10,200
       1996                              100,800                                 12,600
       1997                               18,900                                  2,400
       1998                               24,800                                  3,200
                                  CONTINGENT DEFERRED
                                     SALES CHARGE
                                  -------------------
      Class C
       1994                           $    2,600
       1995                                4,100
       1996                                1,200
       1997                               10,900
       1998                                  900

                         CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 is the custodian for the Utility Income Fund.

  The Fund's transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

                                   AUDITORS

  Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, are the independent public accountants for the Fund effective July 1, 1997.

                            PORTFOLIO TRANSACTIONS

  Subject to policy established by the Fund's Board of Directors, the Manager is primarily responsible for the Utility Income Fund's investment decisions and the placing of securities orders. In placing orders, it is the policy of the Fund that the Manager obtain the best net results taking into account such factors as price (including the dealer spread, where applicable); the size, type and difficulty of the transaction involved; the size and breadth of the market; the firm's general execution and operational facilities; and the firm's risk in positioning the securities involved. While the Manager seeks reasonably competitive prices or commissions, the Portfolio will not necessarily always be paying the lowest price or commission available. The Manager does not expect to use any one particular broker or dealer, but, subject to obtaining best execution, brokers or dealers who provide supplemental investment research to the Fund or the Manager may receive orders for transactions by the Fund. In addition, the Manager may direct brokerage to brokers or dealers because of research services provided. Such information may be used by other clients of the Manager and not just the Fund. Conversely, the Fund may benefit from research services provided in respect to other clients. All research shall be paid for in compliance with Section 28 (e) of the Securities Exchange Act of 1934 or consistent with the fiduciary duties of the Board and the Manager. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. For the fiscal year ended June 30, 1998, the Utility Income Fund paid $51,714 in brokerage commissions. The preferred stock and other equity securities in which the Utility Income Fund may invest are traded primarily on the national securities exchanges and in the over-the-counter market. Money market securities, bonds and debentures, in which the Manager may invest a portion of the Portfolio's assets, are usually traded over-the-counter, but may be traded on an exchange. For listed securities, the Manager will deal directly with the brokers and dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer.

  The Manager is able to fulfill its obligations to furnish a continuous investment program to the Portfolio without receiving research from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated, and does not reduce normal research activities in rendering investment advice under the Advisory Agreement. It is possible that the Manager's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

  One or more of the other accounts which the Manager manages may own from time to time the same investments as the Portfolio. Investment decisions for the Portfolio are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Manager in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Portfolio. In other cases, however, the ability of the Portfolio to participate in volume transactions may produce better execution for the Portfolio. It is the opinion of the Fund's Board of Directors that this advantage, when combined with the other benefits available due to the Manager's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

  The various manners in which the shares of the Utility Income Fund are offered to the public or may be redeemed, and the method of calculation by the Utility Income Fund of net asset value per share (which is the offering price of the shares plus a sales charge that varies with the amount purchased) are described in the Utility Income Fund's Prospectus.

  Under "Group Purchases," shares of the Fund may be purchased at net asset value (without sales charge) by tax-qualified employee benefit plans and by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority for which they charge customary fees and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

                               OTHER INFORMATION

  The Prospectus and the Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the Fund and the securities offered by it pursuant to the Prospectus, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

  Statements contained in the Prospectus or in the Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and the Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                                  APPENDIX I

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP(R)--A brief description of the applicable Standard & Poor's Ratings Group rating symbols and their meanings (as published by Standard & Poor's Corporation) follows:

  A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

  I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  II. Nature of and provisions of the obligation;

  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

l. Long-term bonds

 AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
 AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
 A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
 BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
 BB-D Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or a minus sign to show relative standing within the major rating categories.

  Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

2. Preferred stock rating criteria

  Preferred stock ratings reflect the merits of each issue relative to the universe of preferreds, and not in relation to debt obligations. Since preferred stock is by definition a junior ranking security, preferred stock ratings do not factor in the security's junior position--in a bankruptcy reorganization or liquidation--to a company's debt obligations. However, preferred stock cannot be rated higher than a company's highest-ranking debt obligations because the same basic methodology and ratio norms are used to rate both types of securities.

  The financial analysis performed in conjunction with preferred stock ratings is virtually the same as that used to rate debt. Fixed-charge coverage and capitalization ratios are calculated treating preferred stock obligations as though they were debt. Accordingly, if there is a substantial amount of preferred, the rating on preferred stock could differ greatly from the debt rating; the company has less capacity to pay dividends and debt service than it has to meet debt service alone. The size of the differential is a function of how much preferred is outstanding. (While the gap can be a full rating category or more, a large amount of preferred will drag down the debt rating as well. Even though a company under duress can stop paying the preferred dividends to avoid default, the burden of the preferred increases the risk that the company will face such a financial crisis. The company will pay dividends as long as possible; this can sap its financial strength or siphon off funds that otherwise could be used to protect the firm's competitive position.)

  Preferred stock ratings also consider the vulnerability of the dividend to the firm's discretionary passing on a payment. It is often appropriate to rate preferred stock lower than indicated by pure financial analysis and well below the debt rating--in the case of speculative grade credits. Such issuers may be expected to eliminate preferred dividends to help avoid financial constraints. Similarly, covenants in debt instruments can endanger payment of preferred dividends even if financial measures indicate a capacity to pay.

  MOODY'S INVESTORS SERVICE INC.--A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

l. Long-term bonds

  Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa Securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

  Baa--Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to change in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

  Ba-C--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier l indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Con.--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,

(b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit status upon completion of construction or elimination of basis of condition.

2. Preferred Stock

 aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
 aa  An issue which is rated "aa" is considered a high-grade preferred stock.
     This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
 a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
 baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
 ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
 b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
 caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
 ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
 c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of everattaining any real investment standing.

--------
*Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  FITCH INVESTORS SERVICE, INC.--A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings follows:

l. Long-term bonds

 AAA                Bonds considered to be investment grade and the of highest credit quality. The obligor has an exceptionally strong
                    ability to pay interest and repay principal, which is
                    unlikely to be affected by reasonably foreseeable events.
 AA                 Bonds considered to be investment grade and of very high
                    credit quality. The obligor's ability to pay interest and
                    repay principal is very strong, although not quite as
                    strong as bonds rated "AAA'. Because bonds rated in the
                    "AAA' and "AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of
                    these issuers is generally rated "F-l+'.
 A                  Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay
                    principal is considered to be strong, but may be more
                    vulnerable to adverse changes in economic conditions and
                    circumstances than bonds with higher ratings.
 BBB                Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and
                    repay principal is considered to be adequate. Adverse
                    changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the
                    ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
 Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the
                    rating category. Plus and minus signs, however, are not
                    used in the "AAA' category. NR Indicates that Fitch does
                    not rate the specific issue.
 Conditional        A conditional rating is premised on the successful
                    completion of a project or the occurrence of a specific
                    event.
 Suspended          A rating is suspended when Fitch deems the amount of
                    information available from the issuer to be inadequate for rating purposes.
 Withdrawn          A rating will be withdrawn when an issue matures or is
                    called or refinanced, and, at Fitch's discretion, when an
                    issuer fails to furnish proper and timely information.
 FitchAlert         Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated
                    as "Positive," indicating a potential upgrade, "Negative,"
                    for potential downgrade, or "Evolving," where ratings may
                    be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.
 Credit Trend       Credit trend indicators show whether credit fundamentals
                    are improving, stable, declining, or uncertain, as follows:
                    Improving
                    Stable
                    Declining
                    Uncertain
                    Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than
                    issues placed on FitchAlert.

  DUFF & PHELPS CREDIT RATING SCALE--A brief description of the applicable Duff & Phelps rating symbols and their meanings follows:

 AAA  Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
 AA+  High credit quality. Protection factors are strong. Risk is modest but
 AA   may vary slightly from time to time because of economic conditions.
 AA-
 A+   Protection factors are average but adequate. However, risk factors are
 A    more variable and greater in periods of economic stress.
 A-
 BBB+ Below average protection factors but still considered sufficient for
 BBB  prudent investment. Considerable variability in risk during economic
 BBB- cycles.
 BB+  Below investment grade but deemed likely to meet obligations when due.
 BB   Present or prospective financial protection factors fluctuate according
 BB-  to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.
 B+   Below investment grade and possessing risk that obligations will not be
 B    met when due. Financial protection factors will fluctuate widely
 B-   according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.
 CCC  Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
      Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.
 DD   Defaulted debt obligations, issuer failed to meet scheduled principal and/or interest payments.
 DP   Preferred stock with dividend arrearages.

                                  APPENDIX II

                       DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the Fund's defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a fund's existing or anticipated holdings of long-term debt securities. When a fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the fund to settle the final determination and the fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a fund's existing or anticipated holdings of long-term debt securities. For example, if a fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the fund's portfolio would decline, but the value of the fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by a fund as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the series may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the series may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements, the fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. A fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

  Index Futures. An index which assigns relative values to the securities included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all such securities included rather than a single security. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Fund may also purchase put or call options on U.S. Government or equity index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No fund will enter into transactions in index or financial futures or related options unless and until, in the Manager's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

  A fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by such fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which such fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. A fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Directors ("Qualified Institutions"). The Manager will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the series Board of Directors.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that the series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the series may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                  APPENDIX III

                              TAX EQUIVALENT YIELD

  This chart shows the taxable yield that a corporate investor would have to earn in order to equal the amount of after tax income generated by the given Fund yield.

FUND YIELD                     CORPORATE TAXABLE                                       FUND YIELD
 (BEFORE                          FUND YIELD                                            (BEFORE
   TAX)                           (AFTER TAX)                                             TAX)
----------                     -----------------                                       ----------
   6.00%                              5.37%                                               8.26%
   7.00                               6.27                                                9.64
   8.00                               7.16                                               11.02
   9.00                               8.06                                               12.39
  10.00                               8.95                                               13.77
  11.00                               9.85                                               15.15
  12.00                              10.74                                               16.52
  13.00                              11.64                                               17.90
  14.00                              12.53                                               19.28
  15.00                              13.43                                               20.65
  16.00                              14.32                                               22.03

--------
*Assuming that all the Fund's income qualifies for the 70% corporate dividend-received deduction and that the corporate investor is at a maximum Federal tax rate (35% tax rate).

                                     III-1